                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                                     Registration no. 333-130536


                                     [LOGO]

--------------------------------------------------------------------------------

     The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

     Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.


MBS New Issue Term Sheet

Mortgage Pass-Through Certificates, Series 2007-D

$604,623,000  (approximate) Classes 1-A-1, 1-A-2, 1-A-3, 1-A-4, 1-A-5, M-1, M-2,
M-3, M-4, M-5, M-6, M-7 and M-8 (Offered Certificates)

Banc of America Funding Corporation
Depositor

Bank of America, National Association
Sponsor

Wells Fargo Bank, N.A.
Master Servicer and Securities Administrator

U.S. Bank National Association
Trustee and Custodian


May 16, 2007
                                     [LOGO]

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                   DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

                TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE INTERNAL REVENUE SERVICE, WE INFORM YOU THAT (A) ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED HEREIN (INCLUDING ANY ATTACHMENTS OR ENCLOSURES) WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX PENALTIES, (B) ANY SUCH ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN AND (C) ANY TAXPAYER TO WHOM THE TRANSACTIONS OR MATTERS ARE BEING PROMOTED, MARKETED OR RECOMMENDED SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                 Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------


                                     To Call
-------------------------------------------------------------------------------------------------------------------
                                                                    Est.    Est. Prin.
                           Approx.        Interest - Principal      WAL      Window     Delay        Expected
 Class                     Size(1)               Type(2)          (yrs)(3)  (mos) (3)    Days         Ratings
-------------------------------------------------------------------------------------------------------------------
Offered Certificates                                                                              Moody's     S&P
--------------------                                                                              -------     ---
-------------------------------------------------------------------------------------------------------------------
       1-A-1             $239,185,000    Floating Rate - Super      3.17     1 - 85       0        Aaa        AAA
                                                 Senior
-------------------------------------------------------------------------------------------------------------------
       1-A-2              $57,216,000    Floating Rate - Super                            0        Aaa        AAA
                                             Senior Support         3.17     1 - 85
-------------------------------------------------------------------------------------------------------------------
       1-A-3             $152,688,000    Floating Rate - Super                            0        Aaa        AAA
                                           Senior Sequential        1.50     1 - 37
-------------------------------------------------------------------------------------------------------------------
       1-A-4              $73,072,000    Floating Rate - Super                            0        Aaa        AAA
                                           Senior Sequential        4.24     37 - 68
-------------------------------------------------------------------------------------------------------------------
       1-A-5              $50,000,000    Floating Rate - Super                            0        Aaa        AAA
                                           Senior Sequential        6.73     68 - 85
-------------------------------------------------------------------------------------------------------------------
        M-1               $10,011,000  Floating Rate - Mezzanine    5.14     37 - 85      0        Aa1        AA+
-------------------------------------------------------------------------------------------------------------------
        M-2                $4,247,000  Floating Rate - Mezzanine    5.14     37 - 85      0        Aa2        AA+
-------------------------------------------------------------------------------------------------------------------
        M-3                $3,034,000  Floating Rate - Mezzanine    5.14     37 - 85      0        Aa3        AA+
-------------------------------------------------------------------------------------------------------------------
        M-4                $3,034,000  Floating Rate - Mezzanine    5.14     37 - 85      0        A1         AA
-------------------------------------------------------------------------------------------------------------------
        M-5                $3,034,000  Floating Rate - Mezzanine    5.14     37 - 85      0        A2         AA
-------------------------------------------------------------------------------------------------------------------
        M-6                $3,034,000  Floating Rate - Mezzanine    5.11     37 - 85      0        Baa1       A+
-------------------------------------------------------------------------------------------------------------------
        M-7                $3,034,000  Floating Rate - Mezzanine    4.89     37 - 80      0        Baa2       A
-------------------------------------------------------------------------------------------------------------------
        M-8                $3,034,000  Floating Rate - Mezzanine    4.08     37 - 66      0        N/R        BBB-
-------------------------------------------------------------------------------------------------------------------
Certificates Not Offered Hereunder
----------------------------------
---------------------------------------
        CE                    N/A
---------------------------------------
         R                    N/A
---------------------------------------

(1)  Class sizes are approximate and are subject to a +/- 5% variance.

(2) For each Distribution Date interest will accrue on the Offered Certificates at a rate equal to one-month LIBOR plus a related fixed certificate margin, subject to the Net Rate Cap. On each Distribution Date after the first possible Optional Termination Date, the certificate margin for the Senior Certificates will double and the certificate margin for the Mezzanine Certificates will be 1.5 times the related initial certificate margin.

(3) Estimated weighted average life and principal window for the Offered Certificates are estimated to the 10% cleanup call at a pricing speed of 100% PPC.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                 Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------

                                   To Maturity

 ---------------------------------------------------------------------------------------------------------------------------
                                                                        Est.      Est. Prin.
                           Approx.        Interest - Principal          WAL        Window      Delay               Expected
 Class                     Size(1)               Type(2)              (yrs)(3)    (mos) (3)     Days                Ratings
----------------------------------------------------------------------------------------------------------------------------
Offered Certificates                                                                                      Moody's     S&P
--------------------                                                                                      -------     ---
----------------------------------------------------------------------------------------------------------------------------
      1-A-1             $239,185,000       Floating Rate - Super         3.32      1 - 153       0         Aaa         AAA
                                                   Senior
----------------------------------------------------------------------------------------------------------------------------
      1-A-2              $57,216,000       Floating Rate - Super                                 0         Aaa         AAA
                                                Senior Support           3.32      1 - 153
----------------------------------------------------------------------------------------------------------------------------
      1-A-3             $152,688,000       Floating Rate - Super                                 0         Aaa         AAA
                                            Senior Sequential            1.50      1 - 37
----------------------------------------------------------------------------------------------------------------------------
      1-A-4              $73,072,000        Floating Rate -Super                                 0         Aaa         AAA
                                             Senior Sequential           4.24      37 - 68
----------------------------------------------------------------------------------------------------------------------------
      1-A-5              $50,000,000        Floating Rate -Super                                 0         Aaa         AAA
                                             Senior Sequential           7.56      68 - 153
----------------------------------------------------------------------------------------------------------------------------
       M-1               $10,011,000       Floating Rate - Mezzanine     5.37      37 - 111      0         Aa1         AA+
----------------------------------------------------------------------------------------------------------------------------
       M-2                $4,247,000       Floating Rate - Mezzanine     5.32      37 - 103      0         Aa2         AA+
----------------------------------------------------------------------------------------------------------------------------
       M-3                $3,034,000       Floating Rate - Mezzanine     5.29      37 - 99       0         Aa3         AA+
----------------------------------------------------------------------------------------------------------------------------
       M-4                $3,034,000       Floating Rate - Mezzanine     5.25      37 - 95       0         A1          AA
----------------------------------------------------------------------------------------------------------------------------
       M-5                $3,034,000       Floating Rate - Mezzanine     5.19      37 - 91       0         A2          AA
----------------------------------------------------------------------------------------------------------------------------
       M-6                $3,034,000       Floating Rate - Mezzanine     5.11      37 - 86       0         Baa1        A+
----------------------------------------------------------------------------------------------------------------------------
       M-7                $3,034,000       Floating Rate - Mezzanine     4.89      37 - 80       0         Baa2        A
----------------------------------------------------------------------------------------------------------------------------
       M-8                $3,034,000       Floating Rate - Mezzanine     4.08      37 - 66       0         N/R         BBB-
----------------------------------------------------------------------------------------------------------------------------
Certificates Not Offered Hereunder
----------------------------------
---------------------------------------
       CE                   N/A
---------------------------------------
        R                   N/A
---------------------------------------

(1)  Class sizes are approximate and are subject to a +/- 5% variance.

(2) For each Distribution Date interest will accrue on the Offered Certificates at a rate equal to one-month LIBOR plus a related fixed certificate margin, subject to the Net Rate Cap. On each Distribution Date after the first possible Optional Termination Date, the certificate margin for the Senior Certificates will double and the certificate margin for the Mezzanine Certificates will be 1.5 times the related initial certificate margin.

(3) Estimated weighted average life and principal window for the Offered Certificates are estimated to maturity at a pricing speed of 100% PPC.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                 Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


Transaction                               Banc of  America  Funding Corporation,
                                          Mortgage   Pass-Through  Certificates,
                                          Series 2007-D

Issuing Entity                            Banc of America Funding  2007-D  Trust

Lead Manager (Book Runner)                Banc of America Securities LLC

Master Servicer and Securities
Administrator                             Wells Fargo Bank, N.A.

Originators of the
OC Mortgage Loans                         Bank of America, National Association,
                                          GreenPoint Mortgage  Funding, Inc. and
                                          Wells Fargo Bank, N.A.

Servicers of the
OC Mortgage Loans                         Bank of America, National  Association
                                          and Wells Fargo Bank, N.A.

Sponsor                                   Bank of America, National  Association

Depositor                                 Banc of America Funding Corporation

Trustee and Custodian                     U.S. Bank National Association

Supplemental Interest Trust Trustee       Wells Fargo Bank, N.A.

Rating Agencies                           Standard &  Poor's, a  division of The
                                          McGraw-Hill   Companies,    Inc.   and
                                          Moody's Investors Service, Inc.

Swap Provider                             To be determined.

Cap Provider                              To be determined.

Total Transaction Size                    $606,745,995 (+/- 5%)

Total Offered Hereby                      $604,623,000 (+/- 5%)

Offered Certificates                      Class 1-A-1, Class 1-A-2, Class 1-A-3,
                                          Class  1-A-4, Class 1-A-5,  Class M-1,
                                          Class M-2, Class M-3, Class M-4, Class
                                          M-5,  Class M-6,  Class M-7 and  Class
                                          M-8

The Mortgage Pool                         The  "Mortgage  Pool" will  consist of
                                          adjustable rate,  conventional,  fully
                                          amortizing and  negatively  amortizing
                                          mortgage   loans  (the  "OC   Mortgage
                                          Loans") secured by first liens on one-
                                          to four-family properties.

The OC Mortgage Loans                     The  OC  Mortgage   Loans  consist  of
                                          Six-Month   LIBOR,   One-Year   LIBOR,
                                          One-Year  CMT,  MTA  and  LAMA-  based
                                          conforming     and    jumbo    balance

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                 Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

                                          adjustable-rate Mortgage Loans secured
                                          by  first  lien,  one-to-four  family,
                                          residential properties. Generally, the
                                          OC   Mortgage   Loans   have  a  fixed
                                          interest  rate  for  the  1  month,  3
                                          months,  6  months,  3,  4, 5, 7 or 10
                                          years after origination and thereafter
                                          the OC Mortgage  Loans have a variable
                                          interest rate. Approximately 74.20% of
                                          the OC Mortgage Loans require only the
                                          payment  of  interest  until the 37th,
                                          49th,  61st,  85th, or 121st  payment.
                                          Generally,  the mortgage interest rate
                                          adjusts  at the  end  of  the  initial
                                          fixed   interest   rate   period   and
                                          semi-annually or annually  thereafter.
                                          Substantially  all of the OC  Mortgage
                                          Loans have original  terms to maturity
                                          of approximately 15 to 40 years.

                                          Approximately 8.97% of the OC Mortgage
                                          Loans are LAMA  based  adjustable-rate
                                          Mortgage  Loans secured by first liens
                                          on  one-  to  four-family  residential
                                          properties   with  original  terms  to
                                          maturity of not more than 30 years and
                                          flexible  payment options ("Option ARM
                                          Mortgage Loans"). The initial required
                                          monthly  payment  is fully  amortizing
                                          based on the initial mortgage interest
                                          rate (which may be a rate that is less
                                          than the sum of the  applicable  index
                                          at  origination  and the Gross  Margin
                                          specified  in the  related  mortgage).
                                          After an introductory period of either
                                          one or three months,  the borrower may
                                          select from up to four payment options
                                          each month:  (i) a monthly  payment of
                                          principal  and interest  sufficient to
                                          fully amortize the mortgage loan based
                                          on the remaining scheduled term of the
                                          loan,   (ii)  a  monthly   payment  of
                                          principal  and interest  sufficient to
                                          fully  amortize the mortgage loan over
                                          the remaining  term based on a term of
                                          15 years  from  the date of the  first
                                          scheduled payment on the mortgage loan
                                          (this  option  ceases to be  available
                                          when the  mortgage  loan has been paid
                                          to its 16th  year),  (iii) an interest
                                          only  payment  that would cover solely
                                          the amount of  interest  that  accrued
                                          during the previous month (this option
                                          is only  available  if it would exceed
                                          the  minimum  payment  option  for the
                                          month),  or  (iv)  a  minimum  payment
                                          equal  to  either   (a)  the   initial
                                          monthly   payment,   (b)  the  monthly
                                          payment as of the most  recent  annual
                                          adjustment  date,  or (c) the  monthly
                                          payment   as  of   the   most   recent
                                          automatic  adjustment,   whichever  is
                                          most  recent.   The  minimum   payment
                                          adjusts   annually   after  the  first
                                          payment  date  but  is  subject  to  a
                                          payment cap which  limits any increase
                                          or  decrease  to no more  than 7.5% of
                                          the previous  year's  minimum  payment
                                          amount.   In  addition,   the  minimum
                                          payment  is  subject  to an  automatic
                                          adjustment  every five years or if the
                                          outstanding  principal  balance of the
                                          mortgage   loan   exceeds   a  certain
                                          percentage specified in the applicable
                                          prospectus  supplement,  in each  case
                                          without regard to the 7.5% limitation.
                                          On each annual  adjustment date and in
                                          the event of an automatic  adjustment,
                                          the   minimum   monthly   payment   is
                                          adjusted  to an amount  sufficient  to
                                          fully amortize the mortgage loan based
                                          on the then-current  mortgage interest
                                          rate and remaining  scheduled  term of
                                          the  loan,  unless,  in the case of an
                                          annual adjustment, the monthly payment
                                          is restricted by the 7.5%  limitation,
                                          in which case the  monthly  payment is
                                          adjusted  by 7.5%.  A minimum  payment
                                          may not cover the  amount of  interest
                                          accrued during a month and may not pay
                                          down any  principal.  Any interest not
                                          covered    by   a   monthly    payment
                                          ("Deferred Interest") will be added to
                                          the  Stated  Principal  Balance of the
                                          related Option ARM Mortgage Loan. This
                                          is called "negative  amortization" and


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                 Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


                                          results in an  increase  in the amount
                                          of  principal   the   borrower   owes.
                                          Interest  will then accrue on this new
                                          larger principal  balance.  The amount
                                          of Deferred  Interest,  if any,  for a
                                          given  month will reduce the amount of
                                          interest  collected  on the Option ARM
                                          Mortgage  Loans  and  available  to be
                                          distributed   as    distributions   of
                                          interest to the Certificates.

                                          See the collateral appendix for a more
                                          in-depth description of the OC
                                          Mortgage Loans.

Expected Pricing Date                     Week of May 14, 2007

Closing Date                              On or about May 31, 2007

Distribution Date                         20th  day of each  month,  or the next
                                          succeeding    business    day   (First
                                          Distribution Date: June 20, 2007)

Cut-off Date                              May 1, 2007

Senior Certificates                       Class  1-A-1,  1-A-2, 1-A-3, 1-A-4 and
                                          Class 1-A-5

Mezzanine Certificates                    Class M-1, Class M-2, Class M-3, Class
                                          M-4,  Class M-5,  Class M-6, Class M-7
                                          and Class M-8

Day Count                                 Actual/360

Final Scheduled Distribution Date         June 20, 2047

Prepayment Speed Assumption               100% PPC. A prepayment  assumption  of
                                          100% PPC  represents the percentage of
                                          CPR  for  the  applicable  period  set
                                          forth in the table  under the  heading
                                          "Prepayment   Curve"   (i)  under  the
                                          heading   "A"  for  the   Option   ARM
                                          Mortgage Loans, (ii) under the heading
                                          "B" for  the OC  Mortgage  Loans  with
                                          initial fixed interest rate periods of
                                          3  years  or less  after  origination,
                                          (iii) under the heading "C" for the OC
                                          Mortgage   Loans  with  initial  fixed
                                          interest rate periods of 5 years after
                                          origination,  (iv)  under the  heading
                                          "D" for  the OC  Mortgage  Loans  with
                                          initial fixed interest rate periods of
                                          7  years  after  origination,  or  (v)
                                          under  the  heading  "E"  for  the  OC
                                          Mortgage   Loans  with  initial  fixed
                                          interest  rate  periods  of  10  years
                                          after  origination.  No  percentage of
                                          PPC  shall  exceed  95%  CPR  for  the
                                          Option ARM Mortgage  Loans and 85% CPR
                                          for the remaining OC Mortgage Loans.

Clearing                                  DTC, Clearstream and Euroclear


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                 Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


Denominations               Original Certificate      Minimum       Incremental
                                  Form             Denominations   Denominations
                                  ----             -------------   -------------

   Senior Certificates         Book Entry             $1,000            $1

   Mezzanine Certificates      Book Entry            $25,000            $1

Determination Date                        For any  Distribution  Date,  the 16th
                                          day  of  the   month  in   which   the
                                          Distribution  Date  occurs or, if that
                                          day  is  not  a  business   day,   the
                                          immediately preceding business day.

Record Date                               One  business    day    preceding  any
                                          Distribution Date.

SMMEA Eligibility                         The Senior  Certificates and the Class
                                          M-1,  Class M-2,  Class M-3, Class M-4
                                          and   Class   M-5   Certificates   are
                                          expected   to   constitute   "mortgage
                                          related  securities"  for  purposes of
                                          SMMEA.

Tax Structure                             For  federal   income  tax   purposes,
                                          certain  segregated  portions  of  the
                                          Issuing  Entity will be treated as one
                                          or   more   "real   estate    mortgage
                                          investment    conduits"    (each,    a
                                          "REMIC").    Each   of   the   Offered
                                          Certificates represents an interest in
                                          two  assets  for  federal  income  tax
                                          purposes:  (i) a "regular interest" in
                                          a  REMIC,  which  will be  treated  as
                                          newly-originated  debt instruments for
                                          most  federal  income tax purposes and
                                          (ii) the right to  payment of Rate Cap
                                          Carryover  Amounts and the  obligation
                                          to make  payments to the  Supplemental
                                          Interest  Trust which are  expected to
                                          represent  an  interest  in a notional
                                          principal  contract for federal income
                                          tax purposes.  Certain  classes of the
                                          Offered  Certificates  may  be  issued
                                          with   "original    issue    discount"
                                          depending  on their  issue  price.  If
                                          your class of Offered  Certificates is
                                          issued with original  issue  discount,
                                          you   must   report   original   issue
                                          discount  income over the life of such
                                          Certificate,  often well  before  such
                                          income is distributed in cash to you.

Optional Termination                      The NIMS  Insurer,  if any,  will have
                                          the  option  to  purchase  all  the OC
                                          Mortgage Loans and any properties that
                                          the   Issuing   Entity   acquired   in
                                          satisfaction of any of the OC Mortgage
                                          Loans.  If there  is no NIMS  Insurer,
                                          the  majority  holder  of the Class CE
                                          Certificates  will have the option. If
                                          the  majority  holder  of the Class CE
                                          Certificates  fails  to  exercise  the
                                          option on the first  possible  date or
                                          is an affiliate  of the  Sponsor,  the
                                          Master  Servicer will have the option.
                                          This option can be exercised  when the
                                          aggregate Stated Principal  Balance of
                                          the OC Mortgage Loans is less than 10%
                                          of  the  aggregate   unpaid  principal
                                          balance of the OC Mortgage Loans as of
                                          the Cut-off Date;  provided,  however,
                                          any  optional   termination   will  be
                                          permitted    only    pursuant   to   a
                                          "qualified   liquidation"  as  defined
                                          under  Section  860F  of the  Internal
                                          Revenue Code of 1986, as amended.  The
                                          first  Distribution Date on which such
                                          option  could be exercised is referred
                                          to herein as the "Optional Termination
                                          Date."


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                 Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

The Pooling Agreement                     The   Certificates   will  be   issued
                                          pursuant  to a Pooling  and  Servicing
                                          Agreement (the "Pooling Agreement") to
                                          be dated the Closing  Date,  among the
                                          Depositor,  the Master  Servicer,  the
                                          Securities   Administrator   and   the
                                          Trustee.

ERISA Eligibility                         The Offered Certificates, exclusive of
                                          the right to receive payments from the
                                          Supplemental   Interest   Trust,   are
                                          expected to be eligible  for  purchase
                                          by or on behalf of an employee benefit
                                          plan  or  arrangement,   including  an
                                          individual retirement account, subject
                                          to  the  Employee   Retirement  Income
                                          Security  Act  of  1974,   as  amended
                                          ("ERISA"),   Section   4975   of   the
                                          Internal  Revenue  Code  of  1986,  as
                                          amended  (the  "Code") or any federal,
                                          state or  local  law  ("Similar  Law")
                                          which is  similar to ERISA or the Code
                                          (collectively,   a   "Plan")   if  the
                                          conditions   of  the   Exemption   (as
                                          defined  below) are met.  Prior to the
                                          termination   of   the    Supplemental
                                          Interest  Trust, a Plan must also meet
                                          the requirements of an  investor-based
                                          class exemption or statutory exemption
                                          to be eligible to purchase the Offered
                                          Certificates.

                                          The  U.S.   Department  of  Labor  has
                                          extended to Banc of America Securities
                                          LLC an  administrative  exemption (the
                                          "Exemption")   from   certain  of  the
                                          prohibited  transaction rules of ERISA
                                          and the related  excise tax provisions
                                          of  Section  4975  of  the  Code  with
                                          respect to the initial  purchase,  the
                                          holding and the  subsequent  resale by
                                          certain  Plans  of   certificates   in
                                          pass-through  trusts  that  consist of
                                          certain  receivables,  loans and other
                                          obligations  that meet the  conditions
                                          and requirements of the Exemption.

                                          A fiduciary or other person  acting on
                                          behalf  of any Plan  should  carefully
                                          review with its legal advisors whether
                                          the  purchase or holding of an Offered
                                          Certificate   could  give  rise  to  a
                                          transaction    prohibited    or    not
                                          otherwise permissible under ERISA, the
                                          Code or Similar Law.  Prospective Plan
                                          investors  should  consult  with their
                                          legal  advisors  concerning the impact
                                          of ERISA,  the Code and  Similar  Law,
                                          the  applicability  of the  Exemption,
                                          and  the  potential   consequences  in
                                          their specific circumstances, prior to
                                          making an  investment  in the  Offered
                                          Certificates.   Moreover,   each  Plan
                                          fiduciary  should  determine   whether
                                          under the governing  plan  instruments
                                          and the applicable fiduciary standards
                                          of     investment     prudence     and
                                          diversification,  an investment in the
                                          Offered  Certificates  is  appropriate
                                          for the Plan,  taking into account the
                                          overall  investment policy of the Plan
                                          and  the  composition  of  the  Plan's
                                          investment portfolio.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

Targeted
Overcollateralization Amount              Approximately  0.35% of the  aggregate
                                          Stated  Principal  Balance  of  the OC
                                          Mortgage Loans as of the Cut-off Date.

Overcollateralization Amount              The  Overcollateralization  Amount  on
                                          any Distribution  Date is equal to the
                                          excess   of   the   aggregate   Stated
                                          Principal  Balance of the OC  Mortgage
                                          Loans  as  of  the  last  day  of  the
                                          related  collection  period  over  the
                                          aggregate   class   balance   of   the
                                          Certificates    (after   taking   into
                                          account all distributions of principal
                                          on  such  Distribution  Date  and  the
                                          increase  of any  class  balance  as a
                                          result of recoveries).  On the Closing
                                          Date, the Overcollateralization Amount
                                          is  expected  to  equal  the  Targeted
                                          Overcollateralization Amount.

Overcollateralization Release Amount      The   Overcollateralization    Release
                                          Amount  means,  with  respect  to  any
                                          Distribution  Date  on  or  after  the
                                          Stepdown Date on which a Trigger Event
                                          is not in  effect,  the  lesser of (x)
                                          the  Principal  Remittance  Amount for
                                          such  Distribution  Date  and  (y) the
                                          excess,    if   any,    of   (i)   the
                                          Overcollateralization  Amount for such
                                          Distribution  Date (assuming that 100%
                                          of the Principal  Remittance Amount is
                                          applied as a principal  payment on the
                                          Certificates   on  such   Distribution
                                          Date)    over   (ii)   the    Targeted
                                          Overcollateralization  Amount.  On any
                                          Distribution  Date before the Stepdown
                                          Date or on which a Trigger Event is in
                                          effect,   the    Overcollateralization
                                          Release Amount will be zero.

Overcollateralization Deficiency          As  of  any  Distribution   Date,  the
                                          Overcollateralization   Deficiency  is
                                          the   excess,   if  any,  of  (x)  the
                                          Targeted  Overcollateralization Amount
                                          over (y) the difference  (which may be
                                          negative)  between  (i) the  aggregate
                                          Stated  Principal  Balance  of  the OC
                                          Mortgage  Loans  as of the last day of
                                          the related Collection Period and (ii)
                                          the  aggregate  class  balance  of all
                                          classes of Certificates  (after taking
                                          into  account  the  reduction  on that
                                          Distribution   Date   of   the   class
                                          balances    of    all    classes    of
                                          Certificates    resulting   from   the
                                          distribution    of    the    Principal
                                          Distribution Amount (but not the Extra
                                          Principal Distribution Amount) on that
                                          Distribution Date, but prior to taking
                                          into account any Applied Realized Loss
                                          Amounts on that Distribution Date).

Stepdown Date                             The   earlier  to  occur  of  (i)  the
                                          Distribution    Date   following   the
                                          Distribution   Date   on   which   the
                                          aggregate  class balance of the Senior
                                          Certificates  has been reduced to zero
                                          and (ii) the later to occur of (a) the
                                          Distribution Date in June 2010 and (b)
                                          the first  Distribution  Date on which
                                          the Senior  Enhancement  Percentage is
                                          greater  than or equal to  double  the
                                          Senior  Enhancement  Percentage  as of
                                          the Closing Date.

Senior Enhancement Percentage             The Senior  Enhancement  Percentage is
                                          obtained  by  dividing  (x) the sum of
                                          the  aggregate  class  balance  of the
                                          Mezzanine    Certificates    and   the
                                          Overcollateralization  Amount  (before
                                          taking into account  distributions  of
                                          principal on such  Distribution  Date)
                                          by (y) the aggregate  Stated Principal
                                          Balance of the OC Mortgage Loans as of
                                          the last day of the related collection
                                          period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

Accrued Certificate Interest              Accrued Certificate  Interest for each
                                          class  of  Certificates   entitled  to
                                          distributions  of  interest  and  each
                                          Distribution   Date  means  an  amount
                                          equal to the interest  accrued  during
                                          the related Interest Accrual Period on
                                          the  class  balance  of such  class of
                                          Certificates    at   the    applicable
                                          Certificate  Interest Rate, minus each
                                          class's    Interest    Percentage   of
                                          shortfalls  due to the  Servicemembers
                                          Civil  Relief  Act  related  to any OC
                                          Mortgage  Loans for such  Distribution
                                          Date.

Interest Percentage                       The Interest Percentage for each class
                                          of    Certificates    is   the   ratio
                                          (expressed as a decimal carried to six
                                          places)  of  the  Accrued  Certificate
                                          Interest for such class to the Accrued
                                          Certificate  Interest  for all classes
                                          of Senior  Certificates  and Mezzanine
                                          Certificates   with  respect  to  such
                                          Distribution  Date and without  regard
                                          to     shortfalls     due    to    the
                                          Servicemembers Civil Relief Act.

Certificate Interest Rate                 The Certificate Interest Rate for each
                                          class of the Offered  Certificates  is
                                          the  lesser  of  (1)  the  sum  of (i)
                                          one-month  LIBOR as determined for the
                                          related  period  and (ii) the  related
                                          certificate margin (the sum of (i) and
                                          (ii) with  respect  to each  class,  a
                                          "Pass-Through  Rate")  and (2) the Net
                                          Rate Cap.  On each  Distribution  Date
                                          after  the  first  possible   Optional
                                          Termination   Date,  the   certificate
                                          margin  for  the  Senior  Certificates
                                          will double and the certificate margin
                                          for the Mezzanine Certificates will be
                                          1.5   times   the   related    initial
                                          certificate margin.

Monthly Excess Interest Amount            The Monthly Excess Interest Amount for
                                          any  Distribution  Date  will  be  the
                                          amount   by   which    the    Interest
                                          Remittance     Amount     for     such
                                          Distribution    Date    exceeds    the
                                          aggregate  amount  distributed on such
                                          Distribution   Date  in   respect   of
                                          Accrued   Certificate   Interest   and
                                          Interest Carryforward Amounts pursuant
                                          to  priorities  first through third of
                                          the Available Funds Allocation.

Net Mortgage Interest Rate                The Net  Mortgage  Interest  Rate  for
                                          each  Mortgage  Loan is  equal  to its
                                          mortgage   interest   rate   less  the
                                          Servicing Fee Rate.

Net Rate Cap                              The Net Rate Cap for any  Distribution
                                          Date   will  be  a  per   annum   rate
                                          (expressed  on the basis of an assumed
                                          360-day year and the actual  number of
                                          days   elapsed   during  the   related
                                          accrual period) equal to the lesser of
                                          (a)  (i)  the   average   of  the  Net
                                          Mortgage  Interest  Rates  for  the OC
                                          Mortgage Loans,  weighted on the basis
                                          of the Stated  Principal  Balances  of
                                          the OC Mortgage  Loans as of the first
                                          day of the related  collection  period
                                          less (ii) 12 times the quotient of (x)
                                          the   Net   Swap   Payment   or   Swap
                                          Termination  Payment,  if any, made to
                                          the Swap  Provider  (only if such Swap
                                          Termination  Payment  is not  due to a
                                          Swap   Provider   Trigger   Event  (as
                                          defined  in  the  Interest  Rate  Swap
                                          Agreement))   and  (y)  the  aggregate
                                          Stated  Principal  Balance  of  the OC
                                          Mortgage  Loans as of the first day of
                                          the related  collection period and (b)
                                          the Available Funds Rate Cap.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


Available Funds                           Available  Funds for any  Distribution
                                          Date is the  sum of (i)  the  Interest
                                          Remittance     Amount     for     such
                                          Distribution   Date   and   (ii)   the
                                          Principal  Remittance  Amount for such
                                          Distribution Date.

Available Funds Rate Cap                  The  Available  Funds Rate Cap for any
                                          Distribution  Date will be a per annum
                                          rate  (expressed  on the  basis  of an
                                          assumed  360-day  year and the  actual
                                          number  of  days  elapsed  during  the
                                          related  accrual  period) equal to the
                                          product of (a) the Available Funds for
                                          such   Distribution  Date  and  (b)  a
                                          fraction, the numerator of which is 12
                                          and the  denominator  of  which is the
                                          aggregate Stated Principal  Balance of
                                          the OC Mortgage  Loans as of the first
                                          day of the related collection period.

Rate Cap Carryover Amount                 On any Distribution Date for any class
                                          of Certificates, the excess of (x) the
                                          amount  of  interest   such  class  of
                                          Certificates  would have been entitled
                                          to receive on such  Distribution  Date
                                          if the  Certificate  Interest Rate had
                                          not been  limited  by the Net Rate Cap
                                          over (y) the amount of  interest  such
                                          class of Certificates received on such
                                          Distribution  Date  based  on the  Net
                                          Rate  Cap,  together  with the  unpaid
                                          portion of any such  excess from prior
                                          Distribution   Dates   (and   interest
                                          accrued thereon at the then applicable
                                          Pass-Through Rate for such class).

Trigger Event                             A Trigger Event exists with respect to
                                          any Distribution  Date on or after the
                                          Stepdown  Date if,  as of the last day
                                          of the related  collection period, (i)
                                          the three month rolling average of 60+
                                          day   delinquent  OC  Mortgage   Loans
                                          (including OC Mortgage  Loans that are
                                          in bankruptcy or  foreclosure  and are
                                          60+ days  delinquent  or that are REO)
                                          is greater  than  [TBD]% of the Senior
                                          Enhancement  Percentage or (ii) if the
                                          aggregate amount of Realized Losses on
                                          the OC Mortgage  Loans  incurred since
                                          the Cut-off  Date through the last day
                                          of  the  related   collection   period
                                          (reduced  by the  aggregate  amount of
                                          recoveries  related to the OC Mortgage
                                          Loans  received since the Cut-off Date
                                          through  the last  day of the  related
                                          collection   period)  divided  by  the
                                          aggregate Stated Principal  Balance of
                                          the OC  Mortgage  Loans on the Cut-off
                                          Date exceeds the value  defined  below
                                          for such Distribution Date:

                                                                    Cumulative
                                                                    Realized
                                                                    Loss
                                          Distribution Dates        Percentage
                                          ------------------        ----------

                                          June 2009 - May 2010      [TBD]

                                          June 2010 - May 2011      [TBD]

                                          June 2011 - May 2012      [TBD]

                                          June 2012 - May 2013      [TBD]

                                          [June 2013 and after]     [TBD]

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Interest Rate Support
--------------------------------------------------------------------------------

Available Funds Allocation                On   each   Distribution   Date,   the
                                          Securities      Administrator     will
                                          distribute   Available  Funds  in  the
                                          following   order  of  priority   (the
                                          "Available Funds Allocation"):

                                          first,  concurrently,  to  the  Senior
                                          Certificates,  pro rata,  the  Accrued
                                          Certificate  Interest thereon for such
                                          Distribution Date;

                                          second,  concurrently,  to the  Senior
                                          Certificates,  pro rata,  the Interest
                                          Carryforward  Amount  thereon for such
                                          Distribution Date;

                                          third, sequentially,  to the Mezzanine
                                          Certificates in numerical  order,  the
                                          Accrued  Certificate  Interest thereon
                                          for such Distribution Date;

                                          fourth,  up to  the  Senior  Principal
                                          Distribution Amount, concurrently,  as
                                          follows:

                                                (i) approximately 90.0000174776%
                                                concurrently, as follows:

                                                    (a)            approximately
                                               75.0000485489% to the Class 1-A-1
                                               Certificates,   until  the  class
                                               balance  thereof has been reduced
                                               to zero; and

                                                    (b)            approximately
                                               24.9999514511%,  sequentially, to
                                               the Class 1-A-3,  Class 1-A-4 and
                                               Class 1-A-5 Certificates, in that
                                               order,  until the class  balances
                                               thereof   have  been  reduced  to
                                               zero; and

                                               (ii) approximately  9.9999825224%
                                          to the Class 1-A-2 Certificates, until
                                          the  class  balance  thereof  has been
                                          reduced to zero;

                                          fifth, either:

                                               (i)   with    respect   to   each
                                          Distribution   Date  (a)   before  the
                                          Stepdown  Date  or (b) as to  which  a
                                          Trigger    Event    is   in    effect,
                                          sequentially,    to   the    Mezzanine
                                          Certificates in numerical order, up to
                                          the  Principal   Distribution  Amount,
                                          until the class balances  thereof have
                                          been reduced to zero; or

                                               (ii)  with  respect    to    each
                                          Distribution  Date (a) on or after the
                                          Stepdown  Date  and  (b) as  long as a
                                          Trigger   Event  is  not  in   effect,
                                          sequentially,    to   the    Mezzanine
                                          Certificates in numerical order, up to
                                          the  respective   Mezzanine  Principal
                                          Distribution   Amount  for  each  such
                                          class,   until  the   class   balances
                                          thereof have been reduced to zero;

                                          sixth, sequentially,  to the Mezzanine
                                          Certificates in numerical  order,  the
                                          Interest  Carryforward  Amount thereon
                                          for such Distribution Date;

                                          seventh,  concurrently,  to the Senior
                                          Certificates, based on Unpaid Realized
                                          Loss Amounts for such classes for such
                                          Distribution     Date,     and    then

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

                                          sequentially,    to   the    Mezzanine
                                          Certificates,  in numerical order, any
                                          Unpaid  Realized Loss Amounts for such
                                          classes for such Distribution Date;

                                          eighth,    from   amounts    otherwise
                                          distributable    on   the   Class   CE
                                          Certificates,    to   the   Rate   Cap
                                          Carryover  Reserve Account to pay Rate
                                          Cap    Carryover     Amounts    first,
                                          concurrently,     to    the     Senior
                                          Certificates,   based   on  Rate   Cap
                                          Carryover  Amounts  for each  class of
                                          Senior     Certificates    and    then
                                          sequentially,    to   the    Mezzanine
                                          Certificates in numerical  order,  any
                                          Rate Cap  Carryover  Amounts  for such
                                          classes;

                                          ninth,    from    amounts    otherwise
                                          distributable    on   the   Class   CE
                                          Certificates,   to  the   Supplemental
                                          Interest  Trust to fund any  Defaulted
                                          Swap Termination Payments; and

                                          tenth,   any   remaining   amounts  as
                                          specified in the Pooling Agreement.

Interest Rate Swap Agreement              On the Closing Date, the  Supplemental
                                          Interest  Trust  Trustee  on behalf of
                                          the  supplemental  interest trust (the
                                          "Supplemental  Interest  Trust")  will
                                          enter  into  an  Interest   Rate  Swap
                                          Agreement with a notional amount equal
                                          to,  on each  Distribution  Date,  the
                                          "Swap  Notional   Amount."  Under  the
                                          Interest  Rate  Swap  Agreement,   the
                                          Supplemental  Interest  Trust  will be
                                          obligated to pay a fixed  monthly rate
                                          on   the    Swap    Notional    Amount
                                          (calculated  on a 30/360 basis) as set
                                          forth  in  the   Interest   Rate  Swap
                                          Agreement to the Swap Provider and the
                                          Supplemental  Interest  Trust  will be
                                          entitled to receive an amount equal to
                                          the  then-current  rate  of  one-month
                                          LIBOR  on  the  Swap  Notional  Amount
                                          (calculated on an actual/360 basis) as
                                          set  forth in the  Interest  Rate Swap
                                          Agreement   from  the  Swap  Provider,
                                          until the Interest Rate Swap Agreement
                                          is terminated.  Only the net amount of
                                          the  two  obligations  will be paid by
                                          the   appropriate   party  ("Net  Swap
                                          Payment").  See the attached  schedule
                                          for the Swap Notional  Amount for each
                                          Distribution Date.

                                          The Net Swap Payment will be deposited
                                          into  a  swap   account   (the   "Swap
                                          Account") by the Supplemental Interest
                                          Trust Trustee  pursuant to the Pooling
                                          and Servicing Agreement and amounts on
                                          deposit  in the Swap  Account  will be
                                          distributed  as described  below under
                                          "Supplemental      Interest      Trust
                                          Distributions"  and in accordance with
                                          the terms set forth in the Pooling and
                                          Servicing  Agreement.  Amounts  in the
                                          Swap Account will not be invested. The
                                          Swap  Account  will  be  part  of  the
                                          Supplemental Interest Trust but not an
                                          asset of any REMIC.

                                          Upon early termination of the Interest
                                          Rate Swap Agreement,  the Supplemental
                                          Interest  Trust or the  Swap  Provider
                                          may be  liable  to make a  termination
                                          payment    (the   "Swap    Termination
                                          Payment")    to   the   other    party
                                          (regardless  of which party caused the
                                          termination).   The  Swap  Termination
                                          Payment will be computed in accordance
                                          with the  procedures  set forth in the
                                          Interest Rate Swap  Agreement.  In the
                                          event that the  Supplemental  Interest
                                          Trust  is  required  to  make  a  Swap

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

                                          Termination  Payment, the payment will
                                          be  paid on the  related  Distribution
                                          Date,    and   on    any    subsequent
                                          Distribution Dates until paid in full,
                                          generally  prior to  distributions  to
                                          certificateholders.

                                          In the  event  that  the  Supplemental
                                          Interest   Trust   receives   a   Swap
                                          Termination  Payment,  and a successor
                                          Swap Provider cannot be obtained, then
                                          such Swap Termination  Payment will be
                                          deposited  into a reserve  account and
                                          the   Supplemental    Interest   Trust
                                          Trustee,     on    each     subsequent
                                          Distribution  Date,  will withdraw the
                                          amount of any Net Swap  Payment due to
                                          the   Supplemental    Interest   Trust
                                          (calculated  in  accordance  with  the
                                          terms of the  original  Interest  Rate
                                          Swap  Agreement) and  administer  such
                                          Net Swap  Payment in  accordance  with
                                          the terms of the Pooling and Servicing
                                          Agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Interest Rate Support
--------------------------------------------------------------------------------

Interest Rate Swap Agreement (continued)  A "Defaulted Swap Termination Payment"
                                          means any payment  required to be made
                                          by the Supplemental  Interest Trust to
                                          the  Swap  Provider  pursuant  to  the
                                          Interest  Rate  Swap  Agreement  as  a
                                          result  of an event of  default  under
                                          the Interest Rate Swap  Agreement with
                                          respect to which the Swap  Provider is
                                          the defaulting  party or a termination
                                          event     (including    a    downgrade
                                          termination    event)    under    that
                                          agreement  (other than illegality or a
                                          tax event)  with  respect to which the
                                          Swap  Provider  is the  sole  Affected
                                          Party (as defined in the Interest Rate
                                          Swap Agreement).

Interest Rate Cap Agreement               On the Closing Date, the  Supplemental
                                          Interest Trust Trustee will enter into
                                          an Interest Rate Cap Agreement.  Under
                                          the Interest Rate Cap  Agreement,  the
                                          Cap Provider will be obligated to pay,
                                          on  each  Distribution  Date,  to  the
                                          Supplemental Interest Trust Trustee an
                                          amount equal to the product of (a) the
                                          excess,  if any,  of (i) the lesser of
                                          (x) the then current  one-month  LIBOR
                                          rate and (y) the high strike rate over
                                          (ii) the low  strike  rate and (b) the
                                          lesser  of  (i)  the  aggregate  class
                                          balance  of the  Offered  Certificates
                                          prior   to   distributions   on   such
                                          Distribution  Date  and  (ii) the then
                                          current  notional  amount set forth on
                                          the   attached   Interest   Rate   Cap
                                          Agreement   Schedule,   based   on  an
                                          "actual/360"  basis until the Interest
                                          Rate Cap Agreement is terminated.

                                          These  interest rate cap payments will
                                          be deposited  into the Swap Account by
                                          the   Supplemental    Interest   Trust
                                          Trustee  pursuant  to the  Pooling and
                                          Servicing  Agreement  and  amounts  on
                                          deposit  in the Swap  Account  will be
                                          distributed  as described  below under
                                          "Supplemental      Interest      Trust
                                          Distributions"  and in accordance with
                                          the terms set forth in the Pooling and
                                          Servicing Agreement.

Supplemental Interest
Trust Distribution                        On any Distribution Date and after all
                                          distributions  made  under  "Available
                                          Funds Allocation"  above, funds in the
                                          Swap  Account will be  distributed  in
                                          the following order of priority:

                                          (i)  to the  Swap  Provider,  all  Net
                                               Swap  Payments,  if any,  owed to
                                               the   Swap   Provider   for  such
                                               Distribution Date;

                                          (ii) to the  Swap  Provider,  any Swap
                                               Termination Payment, other than a
                                               Defaulted    Swap     Termination
                                               Payment, if any, owed to the Swap
                                               Provider;

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Interest Rate Support
--------------------------------------------------------------------------------


                                          (iii) concurrently,   to  the   Senior
                                               Certificates,   pro   rata,   any
                                               remaining   Accrued   Certificate
                                               Interest;

                                          (iv) concurrently,   to   the   Senior
                                               Certificates,   pro   rata,   any
                                               remaining  Interest  Carryforward
                                               Amounts;

                                          (v)  sequentially,  to  the  Mezzanine
                                               Certificates, in numerical order,
                                               any remaining Accrued Certificate
                                               Interest;

                                          (vi) sequentially,  to  the  Mezzanine
                                               Certificates, in numerical order,
                                               any      remaining       Interest
                                               Carryforward Amounts;

                                          (vii) to the  holders  of the class or
                                               classes  of   Certificates   then
                                               entitled to receive distributions
                                               in  respect  of   principal,   in
                                               accordance with priorities fourth
                                               and fifth set forth  above  under
                                               "--Available  Funds  Allocation,"
                                               in   an   amount   necessary   to
                                               maintain       the       Targeted
                                               Overcollateralization Amount;

                                          (viii)  concurrently,  to  the  Senior
                                               Certificates, any Unpaid Realized
                                               Loss  Amounts,  based  on  Unpaid
                                               Realized  Loss  Amounts  for each
                                               such class;

                                          (ix) sequentially,  to  the  Mezzanine
                                               Certificates, in numerical order,
                                               any Unpaid Realized Loss Amounts;

                                          (x)  concurrently,   to   the   Senior
                                               Certificates,  any remaining Rate
                                               Cap Carryover  Amounts,  based on
                                               Rate Cap  Carryover  Amounts  for
                                               each such class;

                                          (xi) to  the  Mezzanine  Certificates,
                                               sequentially, in numerical order,
                                               any remaining  Rate Cap Carryover
                                               Amounts;

                                          (xii) to  fund  any   Defaulted   Swap
                                               Termination Payment to the extent
                                               not already paid; and

                                          (xiii)  any   remaining   amounts   as
                                               specified    in    the    Pooling
                                               Agreement.

                                          Amounts   distributed  in  respect  of
                                          clauses (vii),  (viii) and (ix) above,
                                          together with amounts  distributed  in
                                          respect  of  those  clauses  on  prior
                                          Distribution  Dates,  shall not exceed
                                          the  aggregate  of  current  or  prior
                                          Realized    Losses   not    previously
                                          reimbursed  by  recoveries or from the
                                          Available Funds Allocation.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transacation
--------------------------------------------------------------------------------


Applied Realized Loss Amount              An Applied  Realized  Loss Amount with
                                          respect to any class of the  Mezzanine
                                          Certificates and any Distribution Date
                                          is an amount  equal to the excess,  if
                                          any of the aggregate  class balance of
                                          the Offered Certificates (after giving
                                          effect  to  the  distribution  of  the
                                          Principal  Distribution Amount and any
                                          Net  Swap   Payments   from  the  Swap
                                          Provider on any Distribution  Date and
                                          the increase of any class  balances of
                                          any   Certificates   as  a  result  of
                                          recoveries)  over the aggregate Stated
                                          Principal  Balance of the OC  Mortgage
                                          Loans  as  of  the  last  day  of  the
                                          related  collection period. An Applied
                                          Realized  Loss Amount with  respect to
                                          any class of the  Senior  Certificates
                                          and any Distribution Date is an amount
                                          equal  to  the   product  of  (i)  the
                                          excess, if any, of the aggregate class
                                          balance  of  the  Senior  Certificates
                                          (after    giving    effect    to   the
                                          distribution    of    the    Principal
                                          Distribution  Amount  and any Net Swap
                                          Payments from the Swap Provider on any
                                          Distribution  Date and the increase of
                                          any  class   balances  of  any  Senior
                                          Certificates as a result of Recoveries
                                          and after the aggregate  class balance
                                          of the Mezzanine Certificates has been
                                          reduced  to zero)  over the  aggregate
                                          Stated Principal  Balance of the Group
                                          OC  Mortgage  Loans as of the last day
                                          of the related  Collection  Period and
                                          (ii)  a  fraction,  the  numerator  of
                                          which  is the  class  balance  of such
                                          class of Senior  Certificates  and the
                                          denominator  of which is the aggregate
                                          class    balance    of   the    Senior
                                          Certificates;  provided,  however, for
                                          so   long   as   the    Class    1-A-2
                                          Certificates  are   outstanding,   the
                                          Applied  Realized  Loss Amount for the
                                          Class 1-A-1,  Class 1-A-3, Class 1-A-4
                                          and Class 1-A-5  Certificates  will be
                                          allocated    to   the   Class    1-A-2
                                          Certificates,   in   addition  to  any
                                          Applied  Realized Loss Amounts for the
                                          Class 1-A-2 Certificates.

Unpaid Realized Loss Amount               Unpaid  Realized Loss Amount means for
                                          any  class of Senior  Certificates  or
                                          Mezzanine  Certificates  and as to any
                                          Distribution  Date,  the excess of (x)
                                          the   cumulative   amount  of  related
                                          Applied    Realized    Loss    Amounts
                                          allocated  to such class for all prior
                                          Distribution Dates, as described below
                                          under "Realized  Losses," over (y) the
                                          sum of (a) the  cumulative  amount  of
                                          any   recoveries   allocated  to  such
                                          class,  (b) the  cumulative  amount of
                                          Unpaid     Realized    Loss    Amounts
                                          reimbursed to such class for all prior
                                          Distribution  Dates from the Available
                                          Funds    Allocation    and   (c)   the
                                          cumulative  amount of Unpaid  Realized
                                          Loss Amounts  reimbursed to such class
                                          for all prior  Distribution Dates from
                                          the Supplemental Interest Trust.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transacation
--------------------------------------------------------------------------------


Class M-1 Principal
Distribution Amount                       The Class M-1  Principal  Distribution
                                          Amount  is  an  amount  equal  to  the
                                          excess  of (x)  the  sum of the  class
                                          balances  of the  Senior  Certificates
                                          (after taking into account  allocation
                                          of the Senior  Principal  Distribution
                                          Amount) and the Class M-1 Certificates
                                          immediately prior to such Distribution
                                          Date  over (y) the  lesser  of (A) the
                                          product  of (i)  approximately  91.90%
                                          and   (ii)   the   aggregate    Stated
                                          Principal  Balance of the OC  Mortgage
                                          Loans  as  of  the  last  day  of  the
                                          related  collection period and (B) the
                                          aggregate Stated Principal  Balance of
                                          the OC  Mortgage  Loans as of the last
                                          day of the related  collection period,
                                          minus the product of (x) 0.35% and (y)
                                          the Cut-off Date Principal Balance for
                                          the OC Mortgage Loans.

Class M-2 Principal
Distribution Amount                       The Class M-2  Principal  Distribution
                                          Amount  is  an  amount  equal  to  the
                                          excess  of (x)  the  sum of the  class
                                          balances  of the  Senior  Certificates
                                          (after taking into account  allocation
                                          of the Senior  Principal  Distribution
                                          Amount),  the Class  M-1  Certificates
                                          (after  taking into  account the Class
                                          M-1 Principal Distribution Amount) and
                                          the Class M-2 Certificates immediately
                                          prior to such  Distribution  Date over
                                          (y) the  lesser of (A) the  product of
                                          (i) approximately  93.30% and (ii) the
                                          aggregate Stated Principal  Balance of
                                          the OC  Mortgage  Loans as of the last
                                          day of the related  collection  period
                                          and (B) the aggregate Stated Principal
                                          Balance of the OC Mortgage Loans as of
                                          the last day of the related collection
                                          period, minus the product of (x) 0.35%
                                          and (y)  the  Cut-off  Date  Principal
                                          Balance for the OC Mortgage Loans.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transacation
--------------------------------------------------------------------------------

Class M-3 Principal
Distribution Amount                       The Class M-3  Principal  Distribution
                                          Amount  is  an  amount  equal  to  the
                                          excess  of (x)  the  sum of the  class
                                          balance  of  the  Senior  Certificates
                                          (after taking into account  allocation
                                          of the Senior  Principal  Distribution
                                          Amount),  the Class  M-1  Certificates
                                          (after  taking into  account the Class
                                          M-1  Principal  Distribution  Amount),
                                          the  Class  M-2  Certificates   (after
                                          taking  into  account  the  Class  M-2
                                          Principal Distribution Amount) and the
                                          Class  M-3  Certificates   immediately
                                          prior to such  Distribution  Date over
                                          (y) the  lesser of (A) the  product of
                                          (i) approximately  94.30% and (ii) the
                                          aggregate Stated Principal  Balance of
                                          the OC  Mortgage  Loans as of the last
                                          day of the related  collection  period
                                          and (B) the aggregate Stated Principal
                                          Balance of the OC Mortgage Loans as of
                                          the last day of the related collection
                                          period, minus the product of (x) 0.35%
                                          and (y)  the  Cut-off  Date  Principal
                                          Balance for the OC Mortgage Loans.

Class M-4 Principal
Distribution Amount                       The Class M-4  Principal  Distribution
                                          Amount  is  an  amount  equal  to  the
                                          excess  of (x)  the  sum of the  class
                                          balance of Senior  Certificates (after
                                          taking into account  allocation of the
                                          Senior Principal Distribution Amount),
                                          the  Class  M-1  Certificates   (after
                                          taking  into  account  the  Class  M-1
                                          Principal  Distribution  Amount),  the
                                          Class M-2  Certificates  (after taking
                                          into  account the Class M-2  Principal
                                          Distribution  Amount),  the  Class M-3
                                          Certificates    (after   taking   into
                                          account   the  Class   M-3   Principal
                                          Distribution Amount) and the Class M-4
                                          Certificates immediately prior to such
                                          Distribution  Date over (y) the lesser
                                          of   (A)    the    product    of   (i)
                                          approximately   95.30%  and  (ii)  the
                                          aggregate Stated Principal  Balance of
                                          the OC  Mortgage  Loans as of the last
                                          day of the related  collection  period
                                          and (B) the aggregate Stated Principal
                                          Balance of the OC Mortgage Loans as of
                                          the last day of the related collection
                                          period, minus the product of (x) 0.35%
                                          and (y)  the  Cut-off  Date  Principal
                                          Balance for the OC Mortgage Loans.

Class M-5 Principal
Distribution Amount                       The Class M-5  Principal  Distribution
                                          Amount  is  an  amount  equal  to  the
                                          excess  of (x)  the  sum of the  class
                                          balance of Senior  Certificates (after
                                          taking into account  allocation of the
                                          Senior Principal Distribution Amount),
                                          the  Class  M-1  Certificates   (after
                                          taking  into  account  the  Class  M-1
                                          Principal  Distribution  Amount),  the
                                          Class M-2  Certificates  (after taking
                                          into  account the Class M-2  Principal
                                          Distribution  Amount),  the  Class M-3
                                          Certificates    (after   taking   into
                                          account   the  Class   M-3   Principal
                                          Distribution  Amount),  the  Class M-4
                                          Certificates    (after   taking   into
                                          account   the  Class   M-4   Principal
                                          Distribution Amount) and the Class M-5
                                          Certificates immediately prior to such
                                          Distribution  Date over (y) the lesser
                                          of   (A)    the    product    of   (i)
                                          approximately   96.30%  and  (ii)  the
                                          aggregate Stated Principal  Balance of
                                          the OC  Mortgage  Loans as of the last
                                          day of the related  collection  period
                                          and (B) the aggregate Stated Principal
                                          Balance of the OC Mortgage Loans as of
                                          the last day of the related collection
                                          period, minus the product of (x) 0.35%
                                          and (y)  the  Cut-off  Date  Principal
                                          Balance for the OC Mortgage Loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transacation
--------------------------------------------------------------------------------


Class M-6 Principal
Distribution Amount                       The Class M-6  Principal  Distribution
                                          Amount  is  an  amount  equal  to  the
                                          excess  of (x)  the  sum of the  class
                                          balance of Senior  Certificates (after
                                          taking into account  allocation of the
                                          Senior Principal Distribution Amount),
                                          the  Class  M-1  Certificates   (after
                                          taking  into  account  the  Class  M-1
                                          Principal  Distribution  Amount),  the
                                          Class M-2  Certificates  (after taking
                                          into  account the Class M-2  Principal
                                          Distribution  Amount),  the  Class M-3
                                          Certificates    (after   taking   into
                                          account   the  Class   M-3   Principal
                                          Distribution  Amount),  the  Class M-4
                                          Certificates    (after   taking   into
                                          account   the  Class   M-4   Principal
                                          Distribution  Amount),  the  Class M-5
                                          Certificates    (after   taking   into
                                          account   the  Class   M-5   Principal
                                          Distribution Amount) and the Class M-6
                                          Certificates immediately prior to such
                                          Distribution  Date over (y) the lesser
                                          of   (A)    the    product    of   (i)
                                          approximately   97.30%  and  (ii)  the
                                          aggregate Stated Principal  Balance of
                                          the OC  Mortgage  Loans as of the last
                                          day of the related  collection  period
                                          and (B) the aggregate Stated Principal
                                          Balance of the OC Mortgage Loans as of
                                          the last day of the related collection
                                          period, minus the product of (x) 0.35%
                                          and (y)  the  Cut-off  Date  Principal
                                          Balance for the OC Mortgage Loans.

Class M-7 Principal
Distribution Amount                       The Class M-7  Principal  Distribution
                                          Amount  is  an  amount  equal  to  the
                                          excess  of (x)  the  sum of the  class
                                          balance of Senior  Certificates (after
                                          taking into account  allocation of the
                                          Senior Principal Distribution Amount),
                                          the  Class  M-1  Certificates   (after
                                          taking  into  account  the  Class  M-1
                                          Principal  Distribution  Amount),  the
                                          Class M-2  Certificates  (after taking
                                          into  account the Class M-2  Principal
                                          Distribution  Amount),  the  Class M-3
                                          Certificates    (after   taking   into
                                          account   the  Class   M-3   Principal
                                          Distribution  Amount),  the  Class M-4
                                          Certificates    (after   taking   into
                                          account   the  Class   M-4   Principal
                                          Distribution  Amount),  the  Class M-5
                                          Certificates    (after   taking   into
                                          account   the  Class   M-5   Principal
                                          Distribution  Amount),  the  Class M-6
                                          Certificates    (after   taking   into
                                          account   the  Class   M-6   Principal
                                          Distribution Amount) and the Class M-7
                                          Certificates immediately prior to such
                                          Distribution  Date over (y) the lesser
                                          of   (A)    the    product    of   (i)
                                          approximately   98.30%  and  (ii)  the
                                          aggregate Stated Principal  Balance of
                                          the OC  Mortgage  Loans as of the last
                                          day of the related  collection  period
                                          and (B) the aggregate Stated Principal
                                          Balance of the OC Mortgage Loans as of
                                          the last day of the related collection
                                          period, minus the product of (x) 0.35%
                                          and (y)  the  Cut-off  Date  Principal
                                          Balance for the OC Mortgage Loans.

Class M-8 Principal
Distribution Amount                       The Class M-8  Principal  Distribution
                                          Amount  is  an  amount  equal  to  the
                                          excess  of (x)  the  sum of the  class
                                          balance of Senior  Certificates (after
                                          taking into account  allocation of the
                                          Senior Principal Distribution Amount),
                                          the  Class  M-1  Certificates   (after
                                          taking  into  account  the  Class  M-1
                                          Principal  Distribution  Amount),  the
                                          Class M-2  Certificates  (after taking
                                          into  account the Class M-2  Principal
                                          Distribution  Amount),  the  Class M-3
                                          Certificates    (after   taking   into
                                          account   the  Class   M-3   Principal
                                          Distribution  Amount),  the  Class M-4

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transacation
--------------------------------------------------------------------------------

                                          Certificates    (after   taking   into
                                          account   the  Class   M-4   Principal
                                          Distribution  Amount),  the  Class M-5
                                          Certificates    (after   taking   into
                                          account   the  Class   M-5   Principal
                                          Distribution  Amount),  the  Class M-6
                                          Certificates    (after   taking   into
                                          account   the  Class   M-6   Principal
                                          Distribution  Amount),  the  Class M-7
                                          Certificates    (after   taking   into
                                          account   the  Class   M-7   Principal
                                          Distribution Amount) and the Class M-8
                                          Certificates immediately prior to such
                                          Distribution  Date over (y) the lesser
                                          of   (A)    the    product    of   (i)
                                          approximately   99.30%  and  (ii)  the
                                          aggregate Stated Principal  Balance of
                                          the OC  Mortgage  Loans as of the last
                                          day of the related  collection  period
                                          and (B) the aggregate Stated Principal
                                          Balance of the OC Mortgage Loans as of
                                          the last day of the related collection
                                          period, minus the product of (x) 0.35%
                                          and (y)  the  Cut-off  Date  Principal
                                          Balance for the OC Mortgage Loans.

Extra Principal
Distribution Amount                       The   Extra   Principal   Distribution
                                          Amount    with    respect    to    any
                                          Distribution Date is the lesser of (x)
                                          the Monthly Excess Interest Amount for
                                          such  Distribution  Date  and  (y) the
                                          Overcollateralization  Deficiency  for
                                          such Distribution Date.

Interest Remittance Amount                As of any  Distribution  Date  (A) the
                                          sum, without  duplication,  of (i) all
                                          interest  collected  or advanced  with
                                          respect  to  the  related   collection
                                          period  on  the  OC   Mortgage   Loans
                                          received by the  Servicers on or prior
                                          to the  Determination  Date  for  such
                                          Distribution  Date (less the Servicing
                                          for such OC  Mortgage  Loans,  certain
                                          amounts available for reimbursement of
                                          advances and  servicing  advances with
                                          respect to such OC Mortgage  Loans and
                                          certain other reimbursable expenses or
                                          indemnification  payments  pursuant to
                                          the  Pooling   Agreement),   (ii)  all
                                          compensating   interest  paid  by  the
                                          Servicers  on such  Distribution  Date
                                          with   respect  to  such  OC  Mortgage
                                          Loans,   (iii)  the   portion  of  any
                                          payment   in   connection   with   any
                                          principal  prepayment,   substitution,
                                          purchase price,  liquidation  proceeds
                                          (net of certain expenses) or insurance
                                          proceeds  relating  to  interest  with
                                          respect  to  such  OC  Mortgage  Loans
                                          received during the related collection
                                          period, (iv) any Reimbursement  Amount
                                          relating  to  such OC  Mortgage  Loans
                                          received during the related collection
                                          period  and  (v) on  the  Distribution
                                          Date on which  the  optional  clean-up
                                          call  for the OC  Mortgage  Loans  and
                                          related  trust  property is exercised,
                                          the    principal    portion   of   the
                                          termination price less (B) any amounts
                                          payable    to   the   Swap    Provider
                                          (including  any Net Swap  Payment  and
                                          any Swap  Termination  Payment owed to
                                          the  Swap   Provider,   other  than  a
                                          Defaulted Swap Termination Payment).

Senior Principal Distribution Amount      As of any  Distribution  Date prior to
                                          the   Stepdown   Date   and   on   any
                                          Distribution  Date thereafter on which
                                          the  Trigger  Event is in effect,  the
                                          Senior Principal  Distribution  Amount
                                          will  equal  100%  of  the   Principal
                                          Distribution Amount.

                                          As  of  any  Distribution  Date  on or
                                          after the Stepdown Date and as long as
                                          a Trigger Event is not in effect,  the
                                          Senior Principal  Distribution  Amount
                                          will  equal  the  excess  of  (x)  the
                                          aggregate  class balance of the Senior
                                          Certificates immediately prior to such
                                          Distribution  Date over (y) the lesser

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transacation
--------------------------------------------------------------------------------

                                          of   (A)    the    product    of   (i)
                                          approximately   88.60%  and  (ii)  the
                                          aggregate Stated Principal  Balance of
                                          the OC  Mortgage  Loans as of the last
                                          day of the related  collection  period
                                          and (B) the  excess  of the  aggregate
                                          Stated  Principal  Balance  of  the OC
                                          Mortgage  Loans  as of the last day of
                                          the related  collection  period  minus
                                          the  product  of (1) 0.35% and (2) the
                                          aggregate Stated Principal  Balance of
                                          the OC  Mortgage  Loans on the Cut-off
                                          Date.

Principal Distribution Amount:            The Principal  Distribution  Amount is
                                          the  sum of the  Principal  Remittance
                                          Amount       (minus       (a)      the
                                          Overcollateralization  Release Amount,
                                          if any and (b) any amounts used to pay
                                          Accrued   Certificate    Interest   or
                                          Interest Carryforward Amounts pursuant
                                          to  priorities  first through third of
                                          the Available  Funds  Allocation)  and
                                          the   Extra   Principal   Distribution
                                          Amount, if any.

Principal Remittance Amount               The Principal  Remittance Amount means
                                          with respect to any Distribution Date,
                                          the amount equal to (A) the sum of (i)
                                          all  scheduled  payments of  principal
                                          collected   or   advanced  on  the  OC
                                          Mortgage  Loans by the Servicers  that
                                          were due during the related collection
                                          period  and  received  by the  related
                                          Determination Date, (ii) the principal
                                          portion  of  all   partial   and  full
                                          principal   prepayments   of   the  OC
                                          Mortgage    Loans   applied   by   the
                                          Servicers  during  the prior  calendar
                                          month,  (iii) the principal portion of
                                          all related Net  Liquidation  Proceeds
                                          and Insurance  Proceeds,  condemnation
                                          proceeds   and   recoveries   received
                                          during the prior  calendar  month with
                                          respect to the OC Mortgage Loans, (iv)
                                          that  portion of the  Purchase  Price,
                                          representing    principal    of    any
                                          repurchased or substituted OC Mortgage
                                          Loans   with   respect  to  the  prior
                                          calendar  month,   (v)  the  principal
                                          portion  of any  related  substitution
                                          adjustments  received during the prior
                                          calendar  month with respect to the OC
                                          Mortgage   Loans   and   (vi)  on  the
                                          Distribution   Date   on   which   the
                                          optional  clean-up  call  for  the  OC
                                          Mortgage   Loans  and  related   trust
                                          property is  exercised,  the principal
                                          portion of the termination  price less
                                          (B) to the extent any amounts  payable
                                          to the Swap  Provider  (including  any
                                          Net   Swap   Payment   and  any   Swap
                                          Termination  Payment  owed to the Swap
                                          Provider,  other than a Defaulted Swap
                                          Termination    Payment)   exceed   the
                                          Interest  Remittance  Amounts for such
                                          Distribution   Date  (without   giving
                                          effect to clause (B) of the definition
                                          thereof), the amount of such excess.

Realized Losses                           A  Realized  Loss  is  (i)  as to  any
                                          Mortgage Loan that is liquidated,  the
                                          unpaid principal  balance thereof less
                                          the net proceeds from the  liquidation
                                          of, and any insurance  proceeds  from,
                                          such  Mortgage  Loan  and the  related
                                          mortgaged  property  which are applied
                                          to  the  principal   balance  of  such
                                          Mortgage  Loan,  (ii) to the extent of
                                          the   amount  of  any   reduction   of
                                          principal   balance  by  a  bankruptcy
                                          court  of the  mortgaged  property  at
                                          less than the  amount of the  Mortgage
                                          Loan  and  (iii)  a  reduction  in the
                                          monthly   payment   resulting  from  a
                                          bankruptcy proceeding.

Interest Carryforward Amount              The Interest Carryforward Amount means
                                          (i) for the  Senior  Certificates  and
                                          the  Mezzanine  Certificates  and  the
                                          first  Distribution  Date,  zero,  and
                                          (ii)  with  respect  to any  class  of
                                          Senior   Certificates   or   Mezzanine
                                          Certificates and any Distribution Date

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                       Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transacation
--------------------------------------------------------------------------------

                                          after the first Distribution Date, the
                                          amount,  if any,  by which (a) the sum
                                          of (1)  Accrued  Certificate  Interest
                                          for  such  class  for the  immediately
                                          preceding  Distribution  Date  and (2)
                                          the outstanding Interest  Carryforward
                                          Amount,  if any,  for such  class  for
                                          such   preceding   Distribution   Date
                                          exceeds  (b)  the   aggregate   amount
                                          distributed  on such  class in respect
                                          of   interest   on   such    preceding
                                          Distribution  Date,  plus  interest on
                                          the  amount  of  interest  due but not
                                          paid on such  class on such  preceding
                                          Distribution   Date,   to  the  extent
                                          permitted  by law, at the  Certificate
                                          Interest  Rate for such  class for the
                                          related accrual period.

Servicing Fees                            The Servicing Fees with respect to the
                                          OC  Mortgage  Loans are payable out of
                                          the interest payments received on each
                                          Mortgage Loan. The Servicing Fees will
                                          accrue on the Stated Principal Balance
                                          of each  Mortgage  Loan at a rate (the
                                          "Servicing  Fee  Rate")  ranging  from
                                          0.25% to 0.375% per annum.

Compensating Interest                     The aggregate Servicing Fee payable to
                                          a  Servicer  for  any  month  will  be
                                          reduced  by an  amount  equal  to  the
                                          prepayment interest shortfall for such
                                          Distribution  Date.  Such amounts will
                                          be  used  to  cover  full  or  partial
                                          prepayment  interest  shortfalls,   if
                                          any, on the related OC Mortgage Loans.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                      Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Preliminary Interest Rate Swap Schedule
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
            Distribution   Swap Notional     |             Distribution    Swap Notional
Period         Date          Amount ($)      |   Period       Date            Amount ($)
------------------------------------------------------------------------------------------
   1         20-Jun-07     434,702,257.96    |     31      20-Dec-09       218,534,775.13
   2         20-Jul-07     430,191,225.94    |     32      20-Jan-10       210,824,393.41
   3         20-Aug-07     425,386,172.27    |     33      20-Feb-10       203,222,540.41
   4         20-Sep-07     420,294,388.37    |     34      20-Mar-10       195,040,252.17
   5         20-Oct-07     414,924,428.38    |     35      20-Apr-10       187,747,393.05
   6         20-Nov-07     409,284,956.71    |     36      20-May-10       180,584,146.38
   7         20-Dec-07     403,386,497.83    |     37      20-Jun-10       173,606,550.74
   8         20-Jan-08     397,239,478.77    |     38      20-Jul-10       166,870,626.80
   9         20-Feb-08     390,856,482.24    |     39      20-Aug-10       160,368,974.40
  10         20-Mar-08     384,246,818.60    |     40      20-Sep-10       154,094,049.79
  11         20-Apr-08     377,422,010.17    |     41      20-Oct-10       148,038,344.15
  12         20-May-08     370,394,688.14    |     42      20-Nov-10       142,194,442.64
  13         20-Jun-08     363,177,298.61    |     43      20-Dec-10       136,554,719.59
  14         20-Jul-08     355,783,390.18    |     44      20-Jan-11       131,116,344.75
  15         20-Aug-08     348,226,104.60    |     45      20-Feb-11       125,873,204.26
  16         20-Sep-08     340,521,165.41    |     46      20-Mar-11       120,818,833.69
  17         20-Oct-08     332,680,853.35    |     47      20-Apr-11       115,949,188.22
  18         20-Nov-08     324,719,234.36    |     48      20-May-11       111,258,187.75
  19         20-Dec-08     316,651,607.98    |     49      20-Jun-11       106,743,029.67
  20         20-Jan-09     308,492,468.51    |     50      20-Jul-11       102,401,856.54
  21         20-Feb-09     300,257,670.52    |     51      20-Aug-11        98,228,497.76
  22         20-Mar-09     291,961,810.13    |     52      20-Sep-11        94,217,011.93
  23         20-Apr-09     283,619,403.46    |     53      20-Oct-11        90,356,423.64
  24         20-May-09     275,242,687.80    |     54      20-Nov-11        86,634,839.26
  25         20-Jun-09     266,883,868.91    |     55      20-Dec-11        83,044,495.25
  26         20-Jul-09     258,601,172.60    |     56      20-Jan-12        79,588,190.42
  27         20-Aug-09     250,399,200.18    |     57      20-Feb-12        76,148,590.00
  28         20-Sep-09     242,288,029.49    |     58      20-Mar-12        72,551,681.48
  29         20-Oct-09     234,270,720.62    |     59      20-Apr-12        68,745,793.02
  30         20-Nov-09     226,352,833.92    |     60      20-May-12        64,949,801.59
------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                      Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Preliminary Interest Rate Cap Agreement Schedule
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
          Distribution      Notional        |      Low               High
Period        Date          Balance ($)     |    Strike (%)        Strike (%)
-------------------------------------------------------------------------------
  61        6/20/2012        114,800,198    |      6.18               6.37
  62        7/20/2012        111,463,532    |      6.24               6.43
  63        8/20/2012        108,228,284    |      6.16               6.35
  64        9/20/2012        105,091,323    |      6.15               6.34
  65        10/20/2012       102,049,658    |      6.34               6.53
  66        11/20/2012       99,100,368     |      6.14               6.33
  67        12/20/2012       94,076,963     |      6.34               6.53
  68        1/20/2013        91,351,136     |      6.14               6.33
  69        2/20/2013        88,708,107     |      6.14               6.33
  70        3/20/2013        86,145,330     |      6.50               6.69
  71        4/20/2013        83,660,238     |      6.14               6.33
  72        5/20/2013        81,250,160     |      6.34               6.53
  73        6/20/2013        77,270,653     |      6.14               6.33
  74        7/20/2013        75,035,755     |      6.35               6.54
  75        8/20/2013        72,868,164     |      6.14               6.33
  76        9/20/2013        70,765,696     |      6.14               6.33
  77        10/20/2013       68,726,394     |      6.35               6.54
  78        11/20/2013       66,748,336     |      6.14               6.33
  79        12/20/2013       63,292,824     |      6.35               6.54
  80        1/20/2014        61,432,231     |      6.14               6.33
  81        2/20/2014        59,627,552     |      6.15               6.34
  82        3/20/2014        57,877,070     |      6.83               7.02
  83        4/20/2014        56,179,121     |      6.20               6.39
  84        5/20/2014        54,531,818     |      7.07               7.26
  85        6/20/2014        51,844,166     |      6.35               6.54
  86        7/20/2014        50,293,082     |      9.49               9.50
  87        8/20/2014        48,788,563     |      9.53               9.54
  88        9/20/2014        47,329,186     |      9.58               9.59
  89        10/20/2014       45,913,587     |      9.59               9.60
  90        11/20/2014       44,540,441     |      9.62               9.63
  91        12/20/2014       43,208,508     |      9.64               9.65
  92        1/20/2015        41,916,539     |      9.63               9.64
  93        2/20/2015        40,663,303     |      9.65               9.66
  94        3/20/2015        39,447,625     |      9.64               9.65
  95        4/20/2015        38,268,370     |      9.63               9.64
  96        5/20/2015        37,124,437     |      9.60               9.61
  97        6/20/2015        36,014,629     |      9.58               9.59
  98        7/20/2015        34,938,105     |      9.55               9.56
  99        8/20/2015        33,893,798     |      9.51               9.52
 100        9/20/2015        32,880,766     |      9.46               9.47


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                      Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Prepayment Curve
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Distribution     Notional        |
Period       Date         Balance ($)     |    Low Strike (%)    High Strike (%)
--------------------------------------------------------------------------------
 101      10/20/2015       31,898,069     |        9.42              9.43
 102      11/20/2015       30,944,794     |        9.37              9.38
 103      12/20/2015       30,020,059     |        9.30              9.31
 104      1/20/2016        29,123,004     |        9.21              9.22
 105      2/20/2016        28,252,776     |        9.12              9.13
 106      3/20/2016        27,408,591     |        9.04              9.05
 107      4/20/2016        26,589,670     |        8.94              8.95
 108      5/20/2016        25,795,252     |        8.85              8.86
 109      6/20/2016        25,024,577     |        8.76              8.78
 110      7/20/2016        24,276,914     |        8.65              8.67
 111      8/20/2016        23,551,620     |        8.55              8.57
 112      9/20/2016        22,848,024     |        8.43              8.45
 113      10/20/2016       22,165,474     |        8.32              8.34
 114      11/20/2016       21,503,339     |        8.20              8.22
 115      12/20/2016       20,861,004     |        8.06              8.08
 116      1/20/2017        20,237,869     |        7.94              7.96
 117      2/20/2017        19,633,353     |        7.81              7.83
 118      3/20/2017        19,046,807     |        7.69              7.71
 119      4/20/2017        18,477,792     |        7.56              7.58
 120      5/20/2017        17,925,521     |        7.43              7.45

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                      Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Prepayment Curve
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   A              B              C              D         E
 Period          % CPR          % CPR          % CPR          % CPR     % CPR
-------------------------------------------------------------------------------
    1             50.00         20.00            8.00           7.00      7.00
-------------------------------------------------------------------------------
    2             65.00         20.45            8.74           7.51      7.51
-------------------------------------------------------------------------------
    3             70.00         20.91            9.48           8.03      8.03
-------------------------------------------------------------------------------
    4             60.00         21.36           10.22           8.54      8.54
-------------------------------------------------------------------------------
    5             50.00         21.82           10.96           9.06      9.06
-------------------------------------------------------------------------------
    6             42.00         22.27           11.70           9.57      9.57
-------------------------------------------------------------------------------
    7             42.00         22.73           12.43          10.09     10.09
-------------------------------------------------------------------------------
    8             42.00         23.18           13.17          10.60     10.60
-------------------------------------------------------------------------------
    9             42.00         23.64           13.91          11.11     11.11
-------------------------------------------------------------------------------
   10             42.00         24.09           14.65          11.63     11.63
-------------------------------------------------------------------------------
   11             42.00         24.55           15.39          12.14     12.14
-------------------------------------------------------------------------------
   12             42.00         25.00           16.13          12.66     12.66
-------------------------------------------------------------------------------
   13             42.00         25.42           16.87          13.17     13.17
-------------------------------------------------------------------------------
   14             42.00         25.83           17.61          13.69     13.69
-------------------------------------------------------------------------------
   15             42.00         26.25           18.35          14.20     14.20
-------------------------------------------------------------------------------
   16             42.00         26.67           19.09          14.71     14.71
-------------------------------------------------------------------------------
   17             42.00         27.08           19.83          15.23     15.23
-------------------------------------------------------------------------------
   18             42.00         27.50           20.57          15.74     15.74
-------------------------------------------------------------------------------
   19             42.00         27.92           21.30          16.26     16.26
-------------------------------------------------------------------------------
   20             42.00         28.33           22.04          16.77     16.77
-------------------------------------------------------------------------------
   21             42.00         28.75           22.78          17.29     17.29
-------------------------------------------------------------------------------
   22             42.00         29.17           23.52          17.80     17.80
-------------------------------------------------------------------------------
   23             42.00         29.58           24.26          18.31     18.31
-------------------------------------------------------------------------------
   24             42.00         30.00           25.00          18.83     18.83
-------------------------------------------------------------------------------
   25             42.00         30.25           25.00          19.34     19.34
-------------------------------------------------------------------------------
   26             42.00         30.50           25.00          19.86     19.86
-------------------------------------------------------------------------------
   27             42.00         30.75           25.00          20.37     20.37
-------------------------------------------------------------------------------
   28             42.00         31.00           25.00          20.89     20.89
-------------------------------------------------------------------------------
   29             42.00         31.25           25.00          21.40     21.40
-------------------------------------------------------------------------------
   30             42.00         31.50           25.00          21.91     21.91
-------------------------------------------------------------------------------
   31             42.00         31.75           25.00          22.43     22.43
-------------------------------------------------------------------------------
   32             42.00         32.00           25.00          22.94     22.94
-------------------------------------------------------------------------------
   33             42.00         40.25           25.00          23.46     23.46
-------------------------------------------------------------------------------
   34             42.00         48.50           25.00          23.97     23.97
-------------------------------------------------------------------------------
   35             42.00         56.75           25.00          24.49     24.49
-------------------------------------------------------------------------------
   36             42.00         65.00           25.00          25.00     25.00
-------------------------------------------------------------------------------
   37             42.00         61.00           25.42          25.00     25.00
-------------------------------------------------------------------------------
   38             42.00         57.00           25.83          25.00     25.00
-------------------------------------------------------------------------------
   39             42.00         53.00           26.25          25.00     25.00
-------------------------------------------------------------------------------
   40             42.00         49.00           26.67          25.00     25.00
-------------------------------------------------------------------------------
   41             42.00         45.00           27.08          25.00     25.00
-------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                      Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Prepayment Curve
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   A              B              C              D         E
 Period          % CPR          % CPR          % CPR          % CPR     % CPR
-------------------------------------------------------------------------------
   42             42.00         45.00           27.50          25.00     25.00
-------------------------------------------------------------------------------
   43             42.00         45.00           27.92          25.00     25.00
-------------------------------------------------------------------------------
   44             42.00         45.00           28.33          25.00     25.00
-------------------------------------------------------------------------------
   45             42.00         45.00           28.75          25.00     25.00
-------------------------------------------------------------------------------
   46             42.00         45.00           29.17          25.00     25.00
-------------------------------------------------------------------------------
   47             42.00         45.00           29.58          25.00     25.00
-------------------------------------------------------------------------------
   48             42.00         45.00           30.00          25.00     25.00
-------------------------------------------------------------------------------
   49             42.00         45.00           30.25          25.00     25.00
-------------------------------------------------------------------------------
   50             42.00         45.00           30.50          25.00     25.00
-------------------------------------------------------------------------------
   51             42.00         45.00           30.75          25.00     25.00
-------------------------------------------------------------------------------
   52             42.00         45.00           31.00          25.00     25.00
-------------------------------------------------------------------------------
   53             42.00         45.00           31.25          25.00     25.00
-------------------------------------------------------------------------------
   54             42.00         45.00           31.50          25.00     25.00
-------------------------------------------------------------------------------
   55             42.00         45.00           31.75          25.00     25.00
-------------------------------------------------------------------------------
   56             42.00         45.00           32.00          25.00     25.00
-------------------------------------------------------------------------------
   57             42.00         45.00           40.25          25.00     25.00
-------------------------------------------------------------------------------
   58             42.00         45.00           48.50          25.00     25.00
-------------------------------------------------------------------------------
   59             42.00         45.00           56.75          25.00     25.00
-------------------------------------------------------------------------------
   60             42.00         45.00           65.00          25.00     25.00
-------------------------------------------------------------------------------
   61             42.00         45.00           61.00          25.42     25.00
-------------------------------------------------------------------------------
   62             42.00         45.00           57.00          25.83     25.00
-------------------------------------------------------------------------------
   63             42.00         45.00           53.00          26.25     25.00
-------------------------------------------------------------------------------
   64             42.00         45.00           49.00          26.67     25.00
-------------------------------------------------------------------------------
   65             42.00         45.00           45.00          27.08     25.00
-------------------------------------------------------------------------------
   66             42.00         45.00           45.00          27.50     25.00
-------------------------------------------------------------------------------
   67             42.00         45.00           45.00          27.92     25.00
-------------------------------------------------------------------------------
   68             42.00         45.00           45.00          28.33     25.00
-------------------------------------------------------------------------------
   69             42.00         45.00           45.00          28.75     25.00
-------------------------------------------------------------------------------
   70             42.00         45.00           45.00          29.17     25.00
-------------------------------------------------------------------------------
   71             42.00         45.00           45.00          29.58     25.00
-------------------------------------------------------------------------------
   72             42.00         45.00           45.00          30.00     25.00
-------------------------------------------------------------------------------
   73             42.00         45.00           45.00          30.25     25.00
-------------------------------------------------------------------------------
   74             42.00         45.00           45.00          30.50     25.00
-------------------------------------------------------------------------------
   75             42.00         45.00           45.00          30.75     25.00
-------------------------------------------------------------------------------
   76             42.00         45.00           45.00          31.00     25.00
-------------------------------------------------------------------------------
   77             42.00         45.00           45.00          31.25     25.00
-------------------------------------------------------------------------------
   78             42.00         45.00           45.00          31.50     25.00
-------------------------------------------------------------------------------
   79             42.00         45.00           45.00          31.75     25.00
-------------------------------------------------------------------------------
   80             42.00         45.00           45.00          32.00     25.00
-------------------------------------------------------------------------------
   81             42.00         45.00           45.00          40.25     25.00
-------------------------------------------------------------------------------
   82             42.00         45.00           45.00          48.50     25.00
-------------------------------------------------------------------------------
   83             42.00         45.00           45.00          56.75     25.00
-------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                      Banc of America Funding 2007-D Trust
                               Mortgage Pass-Through Certificates, Series 2007-D
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Prepayment Curve
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   A              B              C              D         E
 Period          % CPR          % CPR          % CPR          % CPR     % CPR
-------------------------------------------------------------------------------
   84             42.00         45.00           45.00          65.00     25.00
-------------------------------------------------------------------------------
   85             42.00         45.00           45.00          61.00     25.00
-------------------------------------------------------------------------------
   86             42.00         45.00           45.00          57.00     25.00
-------------------------------------------------------------------------------
   87             42.00         45.00           45.00          53.00     25.00
-------------------------------------------------------------------------------
   88             42.00         45.00           45.00          49.00     25.00
-------------------------------------------------------------------------------
   89             42.00         45.00           45.00          45.00     25.00
-------------------------------------------------------------------------------
   90             42.00         45.00           45.00          45.00     25.00
-------------------------------------------------------------------------------
   91             42.00         45.00           45.00          45.00     25.00
-------------------------------------------------------------------------------
   92             42.00         45.00           45.00          45.00     25.00
-------------------------------------------------------------------------------
   93             42.00         45.00           45.00          45.00     25.00
-------------------------------------------------------------------------------
   94             42.00         45.00           45.00          45.00     25.00
-------------------------------------------------------------------------------
   95             42.00         45.00           45.00          45.00     25.00
-------------------------------------------------------------------------------
   96             42.00         45.00           45.00          45.00     25.00
-------------------------------------------------------------------------------
   97             42.00         45.00           45.00          45.00     25.42
-------------------------------------------------------------------------------
   98             42.00         45.00           45.00          45.00     25.83
-------------------------------------------------------------------------------
   99             42.00         45.00           45.00          45.00     26.25
-------------------------------------------------------------------------------
   100            42.00         45.00           45.00          45.00     26.67
-------------------------------------------------------------------------------
   101            42.00         45.00           45.00          45.00     27.08
-------------------------------------------------------------------------------
   102            42.00         45.00           45.00          45.00     27.50
-------------------------------------------------------------------------------
   103            42.00         45.00           45.00          45.00     27.92
-------------------------------------------------------------------------------
   104            42.00         45.00           45.00          45.00     28.33
-------------------------------------------------------------------------------
   105            42.00         45.00           45.00          45.00     28.75
-------------------------------------------------------------------------------
   106            42.00         45.00           45.00          45.00     29.17
-------------------------------------------------------------------------------
   107            42.00         45.00           45.00          45.00     29.58
-------------------------------------------------------------------------------
   108            42.00         45.00           45.00          45.00     30.00
-------------------------------------------------------------------------------
   109            42.00         45.00           45.00          45.00     30.25
-------------------------------------------------------------------------------
   110            42.00         45.00           45.00          45.00     30.50
-------------------------------------------------------------------------------
   111            42.00         45.00           45.00          45.00     30.75
-------------------------------------------------------------------------------
   112            42.00         45.00           45.00          45.00     31.00
-------------------------------------------------------------------------------
   113            42.00         45.00           45.00          45.00     31.25
-------------------------------------------------------------------------------
   114            42.00         45.00           45.00          45.00     31.50
-------------------------------------------------------------------------------
   115            42.00         45.00           45.00          45.00     31.75
-------------------------------------------------------------------------------
   116            42.00         45.00           45.00          45.00     32.00
-------------------------------------------------------------------------------
   117            42.00         45.00           45.00          45.00     40.25
-------------------------------------------------------------------------------
   118            42.00         45.00           45.00          45.00     48.50
-------------------------------------------------------------------------------
   119            42.00         45.00           45.00          45.00     56.75
-------------------------------------------------------------------------------
   120            42.00         45.00           45.00          45.00     65.00
-------------------------------------------------------------------------------
   121            42.00         45.00           45.00          45.00     61.00
-------------------------------------------------------------------------------
   122            42.00         45.00           45.00          45.00     57.00
-------------------------------------------------------------------------------
   123            42.00         45.00           45.00          45.00     53.00
-------------------------------------------------------------------------------
   124            42.00         45.00           45.00          45.00     49.00
-------------------------------------------------------------------------------
   125            42.00         45.00           45.00          45.00     45.00
-------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                     [LOGO]

         --------------------------------------------------------------


                 MBS New Issue Term Sheet - Collateral Appendix


                       Banc of America Funding Corporation
                                    Depositor


                      Banc of America Funding 2007-D Trust
                                 Issuing Entity

                Mortgage Pass-Through Certificates, Series 2007-D
           $604,623,000 (approximate) Overcollateralized Certificates




                                  May 16, 2007










--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                 Banc of America Funding Corporation
                           Mortgage Pass-Through Certificates, Series 2007-D
                      $604,623,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Total Pool Collateral Summary
--------------------------------------------------------------------------------

Description of the Mortgage Loans
---------------------------------

The Mortgage Loans consist of LAMA, MTA, Six-Month LIBOR, One-Year CMT and One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for approximately the first 1 month, 3 months, 6 months, or 3, 4, 5, 7, or 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 74.20% of the Mortgage Loans require only the payment of interest until the 37th, 49th, 61st, 85th, or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to LAMA, MTA, Six-Month LIBOR, One-Year CMT and One-Year LIBOR will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable adjustment date. The Six-Month LIBOR and One-Year LIBOR Index is the average of the interbank offered rates for six-month or one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The LAMA index is the annual average of the arithmetic mean of the London interbank offered rate quotations for one-month U.S. Dollar-denominated deposits, as published by Fannie Mae and most recently available either (i) as of the first business day in the month preceding the month of the applicable adjustment date or (ii) up to fifteen days before the applicable adjustment date. The MTA Index is the 12 month average of the monthly average yields of United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available either as of (i) the date 15 days before the applicable adjustment date or (ii) the applicable adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.375% to 13.375%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's Gross Margin. As of the Cut-off Date, 23 of the Option ARM Mortgage Loans had Stated Principal Balances greater than their Stated Principal Balances at origination as a result of Deferred Interest. The aggregate amount of such excess is approximately $49,883.75. Approximately 5.79% of the Mortgage Loans provide for the payment of a prepayment premium by the related mortgagors in connection with certain prepayments.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------


                                                       Collateral Summary     Range (if applicable)
Total Outstanding Loan Balance                               $606,745,995
Total Number of Loans                                               1,016
Average Loan Principal Balance
                                                                 $597,191     $9,843 to $3,000,000
WA Gross Coupon                                                     6.128%         1.000% to 8.875%
WA FICO                                                               723               621 to 820
WA Original Term                                                361 months        180 to 480 months
WA Remaining Term                                               358 months        177 to 480 months
WA OLTV                                                             73.10%        10.71% to 100.00%
WA DTI                                                              34.00%          3.45% to 60.10%
WA Months to Next Rate Adjustment Date                           65 months          1 to 120 months
WA Gross Margin                                                     2.280%         1.250% to 3.500%
WA Rate Ceiling                                                    11.039%        9.375% to 13.375%
Geographic Concentration of Mortgaged Properties
(Top 5 States) based on the Aggregate
Stated Principal Balance                              CA            55.74%
                                                      FL             6.45%
                                                      IL             5.35%
                                                      NY             4.31%
                                                      CO             2.43%
Percentage of Mortgage Loans Covered by PMI Policies                 2.08%


-----------------------------------------------------------------------------------------------------


Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                 Banc of America Funding Corporation
                           Mortgage Pass-Through Certificates, Series 2007-D
                      $604,623,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


           Occupancy of Mortgaged Properties of the Mortgage Loans (1)


-------------------------------------------------------------------------------------------------------------------------
                                                        Percent of       Average
                     Number Of         Aggregate       Aggregate Cut-     Cut-Off
                     Mortgage     Cut-Off Principal    Off Principal     Principal     Weighted Average  Weighted Average
Occupancy              Loans           Balance           Balance          Balance        Credit Score      Original LTV
-------------------------------------------------------------------------------------------------------------------------
Primary Residence       808        $491,199,869.77        80.96%        $607,920.63          721              72.81%
Second Home              89          57,856,204.56         9.54          650,069.71          730              73.71
Investor Property       119          57,689,920.26         9.51          484,789.25          728              74.90
-------------------------------------------------------------------------------------------------------------------------
Total:                1,016        $606,745,994.59       100.00%        $597,190.94          723              73.10%
=========================================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                      Property Types of the Mortgage Loans


-------------------------------------------------------------------------------------------------------------------------
                                                        Percent of       Average
                        Number Of      Aggregate       Aggregate Cut-     Cut-Off
                        Mortgage   Cut-Off Principal    Off Principal     Principal     Weighted Average  Weighted Average
Property Type            Loans          Balance          Balance          Balance        Credit Score      Original LTV
-------------------------------------------------------------------------------------------------------------------------
Single Family Residence     616     $379,749,738.50         62.59%       $616,476.85         720               72.10%
PUD                         214      132,773,169.11         21.88         620,435.37         726               74.94
Condominium                 146       64,404,588.91         10.61         441,127.32         729               76.31
2-Family                     21       11,386,368.60          1.88         542,208.03         723               73.13
Townhouse                     8        6,718,759.79          1.11         839,844.97         716               72.45
3-Family                      4        4,997,700.00          0.82       1,249,425.00         747               69.83
Cooperative                   4        4,062,669.68          0.67       1,015,667.42         736               56.64
4-Family                      3        2,653,000.00          0.44         884,333.33         756               78.32
-------------------------------------------------------------------------------------------------------------------------
Total:                    1,016     $606,745,994.59        100.00%       $597,190.94         723               73.10%
=========================================================================================================================


                   Mortgage Loan Purpose of the Mortgage Loans




-------------------------------------------------------------------------------------------------------------------------
                                                        Percent of       Average
                     Number Of         Aggregate       Aggregate Cut-     Cut-Off
                     Mortgage     Cut-Off Principal    Off Principal     Principal     Weighted Average  Weighted Average
Purpose               Loans           Balance           Balance          Balance        Credit Score      Original LTV
-------------------------------------------------------------------------------------------------------------------------
Purchase                433       $223,483,404.25          36.83%      $516,127.95          734              77.19%
Refinance-Rate/Term     309        195,203,301.43          32.17        631,725.89          723              70.22
Refinance-Cashout       274        188,059,288.91          30.99        686,347.77          710              71.21
-------------------------------------------------------------------------------------------------------------------------
Total:                1,016       $606,745,994.59         100.00%      $597,190.94          723              73.10%
=========================================================================================================================

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                 Banc of America Funding Corporation
                           Mortgage Pass-Through Certificates, Series 2007-D
                      $604,623,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


 Geographical Distribution of the Mortgage Properties of the Mortgage Loans (1)


-------------------------------------------------------------------------------------------------------------------------
                                                        Percent of       Average
                     Number Of         Aggregate       Aggregate Cut-     Cut-Off
                     Mortgage     Cut-Off Principal    Off Principal     Principal     Weighted Average  Weighted Average
Geographic Area       Loans           Balance           Balance          Balance        Credit Score      Original LTV
-------------------------------------------------------------------------------------------------------------------------
Alabama                  2          $2,000,000.00          0.33%       $1,000,000.00         686             68.69%
Alaska                   1             432,000.00          0.07           432,000.00         698             80.00
Arizona                 16          10,586,261.70          1.74           661,641.36         721             72.22
California             504         338,224,178.88         55.74           671,079.72         723             73.68
Colorado                21          14,733,711.49          2.43           701,605.31         733             75.43
Connecticut              8           6,129,043.73          1.01           766,130.47         707             71.56
Delaware                 5           1,012,318.27          0.17           202,463.65         680             78.61
District of Columbia     6           4,300,676.94          0.71           716,779.49         712             73.64
Florida                 71          39,106,055.18          6.45           550,789.51         718             74.61
Georgia                 19           7,014,472.58          1.16           369,182.77         725             74.96
Hawaii                   3           2,191,054.74          0.36           730,351.58         744             67.55
Idaho                    2             820,498.12          0.14           410,249.06         702             72.60
Illinois                50          32,477,561.99          5.35           649,551.24         734             72.35
Indiana                  2             327,747.56          0.05           163,873.78         709             76.76
Kansas                   3             337,613.69          0.06           112,537.90         690             78.68
Maryland                24          13,288,187.42          2.19           553,674.48         724             73.76
Massachusetts           17           9,822,654.84          1.62           577,803.23         692             62.50
Michigan                 7           4,246,751.63           0.7           606,678.80         723             62.32
Minnesota                3           1,931,769.02          0.32           643,923.01         662             67.11
Missouri                 4           3,015,920.00           0.5           753,980.00         714             80.00
Nevada                  10           6,649,800.42           1.1           664,980.04         714             77.23
New Hampshire            2             485,095.11          0.08           242,547.56         736             73.40
New Jersey              10           7,369,405.92          1.21           736,940.59         738             66.08
New York                35          26,135,018.71          4.31           746,714.82         704             65.23
North Carolina          18           6,816,635.75          1.12           378,701.99         725             72.86
Ohio                    15           5,404,652.91          0.89           360,310.19         728             75.10
Oregon                   2             785,450.00          0.13           392,725.00         767             77.39
Pennsylvania            13           5,298,852.21          0.87           407,604.02         710             73.46
Rhode Island             1             162,400.00          0.03           162,400.00         788             70.00
South Carolina          37          11,824,089.31          1.95           319,569.98         747             77.13
South Dakota             1             105,300.00          0.02           105,300.00         771             72.62
Tennessee                6           1,944,118.18          0.32           324,019.70         755             65.92
Texas                   30          10,498,133.56          1.73           349,937.79         728             70.63
Utah                     9           2,725,021.38          0.45           302,780.15         741             77.59
Virginia                28          13,808,579.18          2.28           493,163.54         733             76.37
Washington              22          10,967,964.07          1.81           498,543.82         738             74.21
West Virginia            1             528,000.00          0.09           528,000.00         684             80.00
Wisconsin                7           2,031,000.10          0.33           290,142.87         714             75.40
Wyoming                  1           1,208,000.00           0.2         1,208,000.00         802             80.00
-------------------------------------------------------------------------------------------------------------------------
Total:               1,016        $606,745,994.59        100.00%         $597,190.94         723             73.10%
=========================================================================================================================

(1) As of the Cut-off Date, no more than approximately 0.87% of the Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                 Banc of America Funding Corporation
                           Mortgage Pass-Through Certificates, Series 2007-D
                      $604,623,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


       Current Mortgage Loan Principal Balances of the Mortgage Loans (1)


------------------------------------------------------------------------------------------------------------------------------------
                                               Percent of          Average
                                Number Of      Aggregate       Aggregate Cut-     Cut-Off
Current Mortgage Loan           Mortgage    Cut-Off Principal    Off Principal     Principal     Weighted Average  Weighted Average
Principal Balances ($)          Loans           Balance           Balance          Balance        Credit Score      Original LTV
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                    3           $67,850.46          0.01%          $22,616.82          688              74.22%
50,000.01 - 100,000.00             14         1,125,285.79          0.19            80,377.56          721              67.02
100,000.01 - 150,000.00            35         4,286,124.30          0.71           122,460.69          726              74.34
150,000.01 - 200,000.00            44         7,725,497.89          1.27           175,579.50          724              76.54
200,000.01 - 250,000.00            53        11,908,584.50          1.96           224,690.27          722              73.39
250,000.01 - 300,000.00            38        10,379,788.73          1.71           273,152.34          734              70.09
300,000.01 - 350,000.00            41        13,199,973.80          2.18           321,950.58          739              75.55
350,000.01 - 400,000.00            33        12,483,529.63          2.06           378,288.78          723              75.07
400,000.01 - 450,000.00            94        40,330,244.51          6.65           429,045.15          714              74.27
450,000.01 - 500,000.00           115        54,872,704.57          9.04           477,153.95          721              72.84
500,000.01 - 550,000.00            80        42,233,689.92          6.96           527,921.12          725              75.64
550,000.01 - 600,000.00            80        46,292,805.08          7.63           578,660.06          721              73.86
600,000.01 - 650,000.00            57        35,861,584.83          5.91           629,150.61          722              73.98
650,000.01 - 700,000.00            52        35,152,343.80          5.79           676,006.61          719              75.71
700,000.01 - 750,000.00            37        27,037,134.13          4.46           730,733.35          726              73.32
750,000.01 - 800,000.00            36        28,120,623.46          4.63           781,128.43          719              75.19
800,000.01 - 850,000.00            29        24,107,465.30          3.97           831,291.91          716              73.58
850,000.01 - 900,000.00            18        15,856,116.25          2.61           880,895.35          724              72.61
900,000.01 - 950,000.00            13        12,070,976.64          1.99           928,536.66          728              71.60
950,000.01 - 1,000,000.00          40        39,567,921.35          6.52           989,198.03          719              68.00
1,000,000.01 - 1,500,000.00        94       122,040,827.80         20.11         1,298,306.68          723              73.42
1,500,000.01 - 2,000,000.00         3         5,057,031.96          0.83         1,685,677.32          759              65.80
2,000,000.01 - 2,500,000.00         4         8,547,890.89          1.41         2,136,972.72          759              62.69
2,500,000.01 - 3,000,000.00         3         8,419,999.00          1.39         2,806,666.33          732              59.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,016      $606,745,994.59        100.00%         $597,190.94          723              73.10%
====================================================================================================================================

(1) As of the Cut-off Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $597,191.


Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                 Banc of America Funding Corporation
                           Mortgage Pass-Through Certificates, Series 2007-D
                      $604,623,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------

             Original Loan-To-Value Ratios of the Mortgage Loans (1)


-------------------------------------------------------------------------------------------------------------------------
                                                        Percent of       Average
                     Number Of         Aggregate       Aggregate Cut-     Cut-Off
Original Loan-To-    Mortgage     Cut-Off Principal    Off Principal     Principal     Weighted Average  Weighted Average
Value Ratios (%)      Loans           Balance           Balance          Balance        Credit Score      Original LTV
-------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00            2             $318,000.00          0.05%       $159,000.00          709             11.46%
15.01 - 20.00            1              288,973.50          0.05         288,973.50          809             18.33
20.01 - 25.00            1              434,117.15          0.07         434,117.15          798             22.31
25.01 - 30.00            4            2,383,138.79          0.39         595,784.70          734             27.38
30.01 - 35.00            7            6,295,865.64          1.04         899,409.38          720             32.80
35.01 - 40.00            8            4,249,681.15          0.70         531,210.14          756             37.74
40.01 - 45.00           14            7,480,870.74          1.23         534,347.91          747             42.75
45.01 - 50.00           21           15,920,072.47          2.62         758,098.69          729             48.39
50.01 - 55.00           22           14,239,663.17          2.35         647,257.42          723             52.70
55.01 - 60.00           39           26,264,625.81          4.33         673,451.94          719             57.59
60.01 - 65.00           39           26,953,066.04          4.44         691,104.26          717             63.12
65.01 - 70.00          106           66,759,189.71         11.00         629,803.68          723             68.43
70.01 - 75.00          139           84,052,830.78         13.85         604,696.62          724             73.82
75.01 - 80.00          586          338,469,883.68         55.78         577,593.66          722             79.58
80.01 - 85.00            7            4,085,077.49          0.67         583,582.50          693             84.14
85.01 - 90.00           12            4,860,560.65          0.80         405,046.72          713             89.61
90.01 - 95.00            5            2,006,227.82          0.33         401,245.56          727             94.87
95.01 - 100.00           3            1,684,150.00          0.28         561,383.33          724             99.82
-------------------------------------------------------------------------------------------------------------------------
Total:               1,016         $606,745,994.59        100.00%       $597,190.94          723             73.10%
=========================================================================================================================

(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Mortgage Loans is expected to be approximately 73.10%.

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                 Banc of America Funding Corporation
                           Mortgage Pass-Through Certificates, Series 2007-D
                      $604,623,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------

            Current Mortgage Interest Rates of the Mortgage Loans (1)


------------------------------------------------------------------------------------------------------------------------------------
                                                                   Percent of       Average
                                Number Of         Aggregate       Aggregate Cut-     Cut-Off
Current Mortgage                Mortgage     Cut-Off Principal    Off Principal     Principal     Weighted Average  Weighted Average
Interest Rates (%)                Loans           Balance           Balance          Balance        Credit Score      Original LTV
------------------------------------------------------------------------------------------------------------------------------------
less than or equal to 1.000         15         $9,970,482.56           1.64%       $664,698.84           759              71.81%
1.001 - 1.250                       15          6,770,021.87           1.12         451,334.79           742              67.58
1.251 - 1.500                       15          5,258,891.28           0.87         350,592.75           706              71.99
1.501 - 1.750                       11          3,167,066.29           0.52         287,915.12           723              71.09
1.751 - 2.000                        9          3,096,405.13           0.51         344,045.01           742              57.87
2.001 - 2.250                        4          1,462,787.76           0.24         365,696.94           761              81.87
2.251 - 2.500                        1          1,479,398.81           0.24       1,479,398.81           789              72.93
2.501 - 2.750                        3          2,842,108.52           0.47         947,369.51           744              56.10
2.751 - 3.000                        2            421,229.15           0.07         210,614.58           737              91.41
3.001 - 3.250                        1            217,550.00           0.04         217,550.00           671              95.00
4.251 - 4.500                        2            575,638.31           0.09         287,819.16           784              68.58
4.501 - 4.750                        3          1,680,392.01           0.28         560,130.67           693              76.46
4.751 - 5.000                       12          7,568,596.00           1.25         630,716.33           762              77.26
5.001 - 5.250                       20         10,546,739.54           1.74         527,336.98           722              77.05
5.251 - 5.500                       47         33,366,858.68           5.50         709,933.16           730              74.37
5.501 - 5.750                       81         48,511,865.22           8.00         598,911.92           732              72.40
5.751 - 6.000                      123         80,728,598.99          13.31         656,330.07           723              72.79
6.001 - 6.250                      134         82,510,297.98          13.60         615,748.49           722              73.26
6.251 - 6.500                      147         99,674,754.93          16.43         678,059.56           717              74.79
6.501 - 6.750                      108         61,697,900.23          10.17         571,276.85           720              75.03
6.751 - 7.000                       96         52,653,564.02           8.68         548,474.63           717              72.14
7.001 - 7.250                       65         33,710,877.83           5.56         518,628.89           705              70.45
7.251 - 7.500                       42         25,772,347.54           4.25         613,627.32           724              73.64
7.501 - 7.750                       21         13,431,949.52           2.21         639,616.64           717              65.66
7.751 - 8.000                       29         16,772,002.12           2.76         578,344.90           733              73.16
8.001 - 8.250                        4          1,300,935.59           0.21         325,233.90           739              76.54
8.251 - 8.500                        4          1,044,492.50           0.17         261,123.13           758              55.69
8.751 - 9.000                        2            512,242.21           0.08         256,121.11           697              89.89
------------------------------------------------------------------------------------------------------------------------------------
Total:                           1,016       $606,745,994.59         100.00%       $597,190.94           723              73.10%
====================================================================================================================================

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Mortgage Loans is expected to be approximately 6.128% per annum.


Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                 Banc of America Funding Corporation
                           Mortgage Pass-Through Certificates, Series 2007-D
                      $604,623,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


                     Gross Margins of the Mortgage Loans (1)


-------------------------------------------------------------------------------------------------------------------------
                                                        Percent of       Average
                     Number Of         Aggregate       Aggregate Cut-     Cut-Off
                     Mortgage     Cut-Off Principal    Off Principal     Principal     Weighted Average  Weighted Average
Gross Margin (%)      Loans           Balance           Balance          Balance        Credit Score      Original LTV
-------------------------------------------------------------------------------------------------------------------------
1.001 - 1.250             1           $563,862.52          0.09%       $563,862.52           798              60.00%
1.251 - 1.500            12          4,992,478.73          0.82         416,039.89           738              72.45
1.501 - 1.750            21          9,275,287.03          1.53         441,680.33           734              66.17
1.751 - 2.000            44         19,036,335.72          3.14         432,643.99           742              63.72
2.001 - 2.250           765        494,718,611.39         81.54         646,691.00           719              74.29
2.251 - 2.500            66         33,604,608.38          5.54         509,160.73           744              68.01
2.501 - 2.750            58         26,761,835.43          4.41         461,410.96           734               69.6
2.751 - 3.000            25          8,471,022.39          1.40         338,840.90           715              71.85
3.001 - 3.250            12          4,977,939.92          0.82         414,828.33           753              67.82
3.251 - 3.500            12          4,344,013.08          0.72         362,001.09           731              64.79
-------------------------------------------------------------------------------------------------------------------------
Total:                1,016       $606,745,994.59        100.00%       $597,190.94           723              73.10%
=========================================================================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Mortgage Loans is expected to be approximately 2.280% per annum.


Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                 Banc of America Funding Corporation
                           Mortgage Pass-Through Certificates, Series 2007-D
                      $604,623,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------

                     Rate Ceilings of the Mortgage Loans (1)


-------------------------------------------------------------------------------------------------------------------------
                                                        Percent of       Average
                     Number Of         Aggregate       Aggregate Cut-     Cut-Off
                     Mortgage     Cut-Off Principal    Off Principal     Principal     Weighted Average  Weighted Average
Rate Ceilings (%)     Loans           Balance           Balance          Balance        Credit Score      Original LTV
-------------------------------------------------------------------------------------------------------------------------
9.251 - 9.500             2            $575,638.31         0.09%        $287,819.16          784             68.58%
9.501 - 9.750             2           1,020,392.01         0.17          510,196.01          684             74.16
9.751 - 10.000          205          92,572,388.12        15.26          451,572.62          739             67.61
10.001 - 10.250          55          28,219,101.61         4.65          513,074.57          732             73.43
10.251 - 10.500          69          41,023,519.45         6.76          594,543.76          727             74.26
10.501 - 10.750          97          55,183,949.49         9.10          568,906.70          732             71.12
10.751 - 11.000         129          81,481,270.70        13.43          631,637.76          722             72.89
11.001 - 11.250         130          80,947,337.57        13.34          622,671.83          722             73.76
11.251 - 11.500         134          95,757,925.22        15.78          714,611.38          718             74.88
11.501 - 11.750          72          48,422,071.26         7.98          672,528.77          714             77.26
11.751 - 12.000          57          36,074,503.66         5.95          632,886.03          704             74.74
12.001 - 12.250          26          17,950,595.00         2.96          690,407.50          689             76.14
12.251 - 12.500          21          15,956,190.79         2.63          759,818.61          721             77.25
12.501 - 12.750          12           8,668,960.92         1.43          722,413.41          724             67.53
12.751 - 13.000           3           1,984,150.48         0.33          661,383.49          670             80.98
13.251 - 13.500           2             908,000.00         0.15          454,000.00          762             77.37
-------------------------------------------------------------------------------------------------------------------------
Total:                1,016        $606,745,994.59       100.00%        $597,190.94          723             73.10%
=========================================================================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Mortgage Loans is expected to be approximately 11.039% per annum.


Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                 Banc of America Funding Corporation
                           Mortgage Pass-Through Certificates, Series 2007-D
                      $604,623,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


              Next Rate Adjustment Date of the Mortgage Loans (1)


-------------------------------------------------------------------------------------------------------------------------
                                                        Percent of       Average
                     Number Of         Aggregate       Aggregate Cut-     Cut-Off
  Next Rate          Mortgage     Cut-Off Principal    Off Principal     Principal     Weighted Average  Weighted Average
Adjustment Date       Loans           Balance           Balance          Balance        Credit Score      Original LTV
-------------------------------------------------------------------------------------------------------------------------
June 1, 2007            138         $61,425,969.04        10.12%        $445,115.72         740               70.45%
July 1, 2007             25          10,070,239.72         1.66          402,809.59         718               61.39
August 1, 2007           19           7,954,119.47         1.31          418,637.87         733               63.87
September 1, 2007        14           7,228,488.68         1.19          516,320.62         735               65.99
October 1, 2007          49          21,792,222.25         3.59          444,739.23         738               64.96
November 1, 2007         39          15,272,446.59         2.52          391,601.19         738               69.42
May 1, 2009               2             303,593.28         0.05          151,796.64         708               80.00
June 1, 2009              1             230,093.97         0.04          230,093.97         792               80.00
August 1, 2009            1             306,725.03         0.05          306,725.03         780               80.00
November 1, 2009          1             114,862.03         0.02          114,862.03         741               80.00
December 1, 2009          2             357,000.00         0.06          178,500.00         679               77.64
February 1, 2010          3             820,922.09         0.14          273,640.70         710               82.38
April 1, 2010             3             467,150.93         0.08          155,716.98         724               80.00
May 1, 2010               5           1,810,400.00         0.30          362,080.00         743               78.42
June 1, 2010              1             496,498.00         0.08          496,498.00         745               70.00
December 1, 2010          1             540,657.88         0.09          540,657.88         700               75.00
March 1, 2011             1              96,949.79         0.02           96,949.79         660               76.88
April 1, 2011             1             475,000.00         0.08          475,000.00         715               71.51
December 1, 2011          2           1,948,640.00         0.32          974,320.00         766               80.00
January 1, 2012           3           2,187,440.00         0.36          729,146.67         733               66.12
February 1, 2012          1             126,365.77         0.02          126,365.77         671               80.00
March 1, 2012             1             593,000.00         0.10          593,000.00         706               69.76
April 1, 2012            71          48,705,588.60         8.03          685,994.21         723               75.43
May 1, 2012              90          61,892,911.20        10.20          687,699.01         719               73.90
December 1, 2012          1             334,011.80         0.06          334,011.80         739               79.51
January 1, 2013           1           1,474,611.53         0.24        1,474,611.53         746               60.67
April 1, 2013             1             112,028.69         0.02          112,028.69         650               80.00
November 1, 2013          1             404,700.00         0.07          404,700.00         656               80.00
February 1, 2014          1             188,000.00         0.03          188,000.00         773               75.81
March 1, 2014            10           5,969,286.46         0.98          596,928.65         725               75.38
April 1, 2014           222         143,821,830.25        23.70          647,846.08         719               74.49
May 1, 2014             218         152,241,033.92        25.09          698,353.37         716               74.83
November 1, 2014          1             414,900.11         0.07          414,900.11         646               78.18
February 1, 2017         11           2,731,426.23         0.45          248,311.48         751               78.21
March 1, 2017            13           5,810,830.90         0.96          446,986.99         727               78.09
April 1, 2017            30          21,152,850.38         3.49          705,095.01         719               75.79
May 1, 2017              32          26,873,200.00         4.43          839,787.50         725               68.66
-------------------------------------------------------------------------------------------------------------------------
Total:                1,016        $606,745,994.59       100.00%        $597,190.94         723               73.10%
=========================================================================================================================

(1) As of the Cut-off Date, the weighted average number of months to the Next Rate Adjustment Date for the Mortgage Loans is expected to be approximately 65 months.

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                 Banc of America Funding Corporation
                           Mortgage Pass-Through Certificates, Series 2007-D
                      $604,623,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


                    Remaining Terms of the Mortgage Loans (1)


-------------------------------------------------------------------------------------------------------------------------
                                                        Percent of       Average
                     Number Of         Aggregate      Aggregate Cut-     Cut-Off
Remaining Term       Mortgage     Cut-Off Principal   Off Principal     Principal     Weighted Average  Weighted Average
  (Months)            Loans           Balance           Balance          Balance        Credit Score      Original LTV
-------------------------------------------------------------------------------------------------------------------------
161 - 180                1           $169,262.24          0.03%        $169,262.24           757              70.00%
281 - 300                2          1,307,300.00          0.22          653,650.00           714              52.95
321 - 340              155         61,943,778.55         10.21          399,637.28           732              66.05
341 - 360              843        537,372,062.18         88.57          637,452.03           722              73.86
361 - 480               15          5,953,591.62          0.98          396,906.11           733              82.04
-------------------------------------------------------------------------------------------------------------------------
Total:               1,016       $606,745,994.59        100.00%        $597,190.94           723              73.10%
=========================================================================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 358 months.

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                 Banc of America Funding Corporation
                           Mortgage Pass-Through Certificates, Series 2007-D
                      $604,623,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


             Credit Scoring of Mortgagors of the Mortgage Loans (1)


-------------------------------------------------------------------------------------------------------------------------
                                                        Percent of       Average
                     Number Of         Aggregate       Aggregate Cut-     Cut-Off
                     Mortgage     Cut-Off Principal    Off Principal     Principal     Weighted Average  Weighted Average
Geographic Area       Loans           Balance           Balance          Balance        Credit Score      Original LTV
-------------------------------------------------------------------------------------------------------------------------
801 - 850               23          $14,602,835.45          2.41%       $634,905.89          806             74.40%
751 - 800              278          166,007,350.22         27.36         597,148.74          772             72.32
701 - 750              350          210,148,818.34         34.64         600,425.20          727             73.41
651 - 700              318          185,915,064.84         30.64         584,638.57          681             73.13
601 - 650               46           29,225,925.74          4.82         635,346.21          638             74.19
Not Scored               1              846,000.00          0.14         846,000.00          N/A             80.00
-------------------------------------------------------------------------------------------------------------------------
Total:               1,016         $606,745,994.59        100.00%       $597,190.94          723             73.10%
=========================================================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


      Original Debt-to-Income Ratio of Mortgagors of the Mortgage Loans (1)


-------------------------------------------------------------------------------------------------------------------------
                                                        Percent of       Average
                     Number Of         Aggregate       Aggregate Cut-     Cut-Off
Original Debt-to-    Mortgage     Cut-Off Principal    Off Principal     Principal     Weighted Average  Weighted Average
Income Ratios (%)     Loans           Balance           Balance          Balance        Credit Score      Original LTV
-------------------------------------------------------------------------------------------------------------------------
Not Scored 0.00           2           $846,900.11          0.14%        $423,450.06          678              79.11%
1.01 - 5.00               4          2,152,500.00          0.35          538,125.00          702              77.09
5.01 - 10.00             14          8,557,321.44          1.41          611,237.25          751              67.17
10.01 - 15.00            16         12,818,948.37          2.11          801,184.27          743              62.54
15.01 - 20.00            48         25,260,111.12          4.16          526,252.32          736              71.31
20.01 - 25.00            89         45,708,822.47          7.53          513,582.27          723              71.09
25.01 - 30.00           117         69,816,335.15         11.51          596,720.81          727              72.29
30.01 - 35.00           208        131,383,577.86         21.65          631,651.82          725              73.14
35.01 - 40.00           255        158,232,337.39         26.08          620,518.97          715              74.77
40.01 - 45.00           200        113,920,832.10         18.78          569,604.16          725              74.11
45.01 - 50.00            51         31,434,111.29          5.18          616,355.12          717              71.82
50.01 - 55.00             9          5,535,387.29          0.91          615,043.03          706              74.95
55.01 - 60.00             2            898,910.00          0.15          449,455.00          757              80.00
60.01 - 65.00             1            179,900.00          0.03          179,900.00          757              87.50
-------------------------------------------------------------------------------------------------------------------------
Total:                1,016       $606,745,994.59        100.00%        $597,190.94          723              73.10%
=========================================================================================================================

(1) As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Mortgage Loans (excluding the Mortgage Loans for which no Debt-to-Income Ratio was calculated) is expected to be approximately 34.00%.

Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                 Banc of America Funding Corporation
                           Mortgage Pass-Through Certificates, Series 2007-D
                      $604,623,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


               Months Since Origination of the Mortgage Loans (1)


-------------------------------------------------------------------------------------------------------------------------
                                                        Percent of       Average
                     Number Of         Aggregate       Aggregate Cut-     Cut-Off
Months Since         Mortgage     Cut-Off Principal    Off Principal     Principal     Weighted Average  Weighted Average
Origination           Loans           Balance           Balance          Balance        Credit Score      Original LTV
-------------------------------------------------------------------------------------------------------------------------
1 - 6                  835         $532,660,191.62         87.79%       $637,916.40           722            73.98%
7 - 12                   7            2,924,727.31          0.48         417,818.19           724            77.22
13 - 18                 10            4,786,433.90          0.79         478,643.39           722            70.93
19 - 24                 56           22,123,093.93          3.65         395,055.25           730            65.59
31 - 36                 75           30,857,584.51          5.09         411,434.46           740            66.54
25 - 30                 31           13,090,370.04          2.16         422,270.00           715            65.10
37 - 42                  2              303,593.28          0.05         151,796.64           708            80.00
-------------------------------------------------------------------------------------------------------------------------
Total:               1,016         $606,745,994.59        100.00%       $597,190.94           723            73.10%
=========================================================================================================================

(1) As of the Cut-off Date, the weighted average Months Since Origination of the Mortgage Loans is expected to be approximately 4 months.



                    Servicing Fees of the Mortgage Loans (1)


-------------------------------------------------------------------------------------------------------------------------
                                                        Percent of       Average
                     Number Of         Aggregate       Aggregate Cut-     Cut-Off
                     Mortgage     Cut-Off Principal    Off Principal     Principal     Weighted Average  Weighted Average
Servicing Fees (%)    Loans           Balance           Balance          Balance        Credit Score      Original LTV
-------------------------------------------------------------------------------------------------------------------------
0.250                   879        $545,140,507.06        89.85%        $620,182.60          721               73.35%
0.375                   137          61,605,487.53        10.15          449,675.09          742               70.85
-------------------------------------------------------------------------------------------------------------------------
Total:                1,016        $606,745,994.59       100.00%        $597,190.94          723               73.10%
=========================================================================================================================

(1) As of the Cut-off Date, the weighted average Servicing Fees of the Mortgage Loans is expected to be approximately 0.2627%


Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]
                                 Banc of America Funding Corporation
                           Mortgage Pass-Through Certificates, Series 2007-D
                      $604,623,000 (approximate) Overcollateralized Certificates
--------------------------------------------------------------------------------


      Maximum Negative Amortization Limits of the Option ARM Mortgage Loans


-------------------------------------------------------------------------------------------------------------------------
                                                        Percent of       Average
Maximum Negative     Number Of         Aggregate       Aggregate Cut-     Cut-Off
Amortization Limits  Mortgage     Cut-Off Principal    Off Principal     Principal     Weighted Average  Weighted Average
      (%)             Loans           Balance           Balance          Balance        Credit Score      Original LTV
-------------------------------------------------------------------------------------------------------------------------
115                   116          $54,424,920.44         100.00%       $469,180.35         742              70.37%
-------------------------------------------------------------------------------------------------------------------------
Total:                116          $54,424,920.44         100.00%       $469,180.35         742              70.37%
=========================================================================================================================


        Fixed Rate Period at Origination of the Option ARM Mortgage Loans


----------------------------------------------------------------------------------------------------------------------------
                                                          Percent of       Average
                       Number Of         Aggregate       Aggregate Cut-     Cut-Off
Fixed Rate Period At   Mortgage     Cut-Off Principal    Off Principal     Principal     Weighted Average  Weighted Average
Origination (months)    Loans           Balance           Balance          Balance        Credit Score      Original LTV
----------------------------------------------------------------------------------------------------------------------------
1                        106         $46,787,732.22          85.97%        $441,393.70         739              71.99%
3                         10           7,637,188.22          14.03          763,718.82         760              60.44
----------------------------------------------------------------------------------------------------------------------------
Total:                   116         $54,424,920.44         100.00%        $469,180.35         742              70.37%
============================================================================================================================


Banc of America Securities LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------